                                           ANNUAL REPORT
                                           NOVEMBER 30, 2002

PRUDENTIAL
FINANCIAL SERVICES FUND

FUND TYPE
Sector Stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.     PRUDENTIAL FINANCIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Financial Services Fund (the Fund) seeks to achieve long-term capital appreciation by investing at least 80% of its total assets in securities of companies in the financial services sector, including banks, finance companies, insurance companies, and securities/brokerage firms primarily engaged in providing financial services. The Fund is divided into two separately managed portfolios of approximately equal assets. The Enhanced Index Portfolio consists of securities selected from those in the Standard & Poor's SuperComposite (S&P SC) Financials Index. Quantitative models are used to create a sample that is representative of the S&P SC Financials Index, but is likely to perform better. The Strategically Managed Portfolio invests in a relatively small number of securities that the management team has the highest confidence. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of net assets as of 11/30/02

    39.6%   Diversified Financials
    29.1    Banks
    24.7    Insurance
     1.6    Energy Equipment & Services
     0.5    Real Estate
     4.5    Cash & Equivalents

Portfolio composition is subject to change.

Five Largest Holdings

Expressed as a percentage of net assets as of 11/30/02

    11.3%  Citigroup, Inc.
           Diversified Financials
    7.4    Bank of America Corp.
           Banks
    6.5    American International Group, Inc.
           Insurance
    5.8    Fannie Mae
           Diversified Financials
    4.6    American Express Co.
           Diversified Financials

Holdings are subject to change.

                         www.prudential.com    (800) 225-1852

Annual Report    November 30, 2002

Cumulative Total Returns1                     As of 11/30/02

                                          One Year    Since Inception2
Class A                                    -6.42%     12.45%  (12.24%)
Class B                                    -7.11       9.62    (9.40)
Class C                                    -7.11       9.62    (9.40)
Class Z                                    -6.22      13.34   (13.13)
S&P SC 1500 Index3                        -10.16      -4.09
S&P SC Financials Index4                   -6.80      -3.35
Lipper Financial Services Funds Avg.5      -4.41       7.38

Average Annual Total Returns1                    As of 12/31/02

                One Year      Since Inception2
    Class A    -17.64%        0.23%    (0.17)
    Class B    -18.09         0.40     (0.34)
    Class C    -15.65         0.64     (0.58)
    Class Z    -13.17         1.94     (1.88)


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses. 2Inception date: Class A, B, C, and Z, 6/30/99. 3The Standard & Poor's SuperComposite (S&P SC) 1500 Index is an unmanaged index that is a combination of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. 4The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. 5The Lipper Financial Services Funds Average is based on the average return for all funds in each share class for the one-year and since inception periods. Funds in the Lipper Financial Services Funds Average invest at least 65% of their assets in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms. Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Financials Index would be lower if they included the effect of sales charges, operating expenses, or taxes.
                                                                 1

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PRUDENTIAL FINANCIAL (LOGO)                           January 15, 2003

DEAR SHAREHOLDER,
The 12-month period from December 2001 to November 2002--the fiscal year of the Prudential Financial Services Fund--was among the worst for equity investors in more than half a century. The market was overwhelmed by poor earnings reports, a string of financial scandals, and geopolitical uncertainty. Although the market has recovered somewhat since then, all sectors had negative returns over the Fund's fiscal year.

The negative return of the financial services sector was among the smaller sector losses. The Fund outperformed its benchmark, the Standard & Poor's SuperComposite (S&P SC) Financials Index. However, its return trailed the Lipper Financial Services Funds Average, a measure of comparable funds' performance. In the following report, the Fund's investment advisers describe the major influences on the Fund's return.

The end of 2002 marked the first three-year decline of the U.S. equity market since 1939-1941. It has been a challenging time for equity investors. We encourage you to talk with your financial professional about the impact of these events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Financial Services Fund

2

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Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Annual Report    November 30, 2002

INVESTMENT ADVISERS' REPORT
Although many factors contributed to the broad market fall, the stocks of manufacturing companies tended to fall the most because they were the most troubled part of the economy. Generally, service industries such as regional banks and insurance companies were less affected by the poor economy. The exception in the financial services sector was capital markets firms--those that advise on securities issuance and mergers and acquisitions, manage assets, or lend to corporations on a large scale. These services were hurt by the poor equity markets and the rise in business failures. The share prices of capital markets companies reflected their declining earnings expectations.

The Fund consists of two separately managed portfolios--an Enhanced Index Portfolio that doesn't stray far from the risk profile of the S&P SC Financials Index and a Strategically Managed Portfolio that takes a slightly more concentrated approach to investing in the sector, based on its assessments of individual stocks. Both outperformed their benchmark. The positions that had the greatest impact on the Fund's Strategically Managed Portfolio during this reporting period, both positive and negative, were driven primarily by factors unique to individual companies.

THE ENHANCED INDEX PORTFOLIO
The advisers of the Enhanced Index Portfolio use a disciplined quantitative analysis of financial and market data to rank every stock in the S&P SC Financials Index. Then they apply sophisticated risk control techniques that allow them to overweight the stocks they have identified as attractive while still limiting the risk of significant deviations from the benchmark. This process of constructing the Portfolio results in only small deviations from the Index weightings for individual positions or industry groups.

During this period, the high level of consumer borrowing, including home mortgages, powered a strong positive return on savings and loans stocks. The Portfolio's emphasis on this group was a large one for us, with a corre-

                                                                         3

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Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Annual Report    November 30, 2002

Five Largest Holdings--Enhanced Index Portfolio    As of 11/30/02

                               Industry           % of Total Enhanced      % of S&P SC
    Security                     Group             Index Market Value    Financials Index*
Citigroup, Inc.          Diversified Financials         10.1%                10.2%
American International
Group, Inc.                    Insurance                 8.3                  8.8
Bank of America Corp.            Banks                   5.8                  5.4
Wells Fargo & Co.                Banks                   3.9                  4.1
Fannie Mae               Diversified Financials          3.7                  3.2
*Source: Factset

Holdings are subject to change.

sponding benefit. In contrast, our focus on stocks of consumer finance companies had a negative impact because investors became concerned about loan delinquencies in the industry. Our performance within the consumer finance group was hurt by our overweight of Household International (-50%) over the period and of Americredit (-64%) during a time when it performed particularly poorly. The Portfolio's performance was helped by good stock selection among regional banks and property/casualty insurers.

THE STRATEGICALLY MANAGED PORTFOLIO
A few detractors stood out. Capital One Financial, the fifth largest issuer of MasterCard and Visa charge cards in the United States, lends to subprime (less creditworthy) borrowers. After other issuers faced a rise in uncollectable debts, regulators tightened their requirements on subprime lenders. They were concerned that Capital One was growing too fast. Any accounting or regulatory issue deterred investors, who had been sensitized by several accounting scandals. Capital One's shares dropped 40% the day after it signed a Memorandum of Understanding with its regulators. We sold our position because we thought its business model was less attractive under the new conditions. Concord EFS, which processes debit card and ATM transactions, also suffered a steep share price decline. The volume of financial transactions fell because of the economic slowdown. With a small number of competitors in

4

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                                   www.prudential.com    (800) 225-1852

the business, low volume led to aggressive price competition. We reduced our expectations for the firm's earnings growth and sold our position.

Fannie Mae (see Comments on Largest Holdings--Strategically Managed Portfolio) is an agency chartered by the U.S. government to promote home ownership. Its share price fell much less than those of the companies we already discussed, but nonetheless it had a significant impact because we had greater exposure. Private-sector banks covet Fannie Mae's very profitable business--buying home mortgages and repackaging them into marketable securities. We believe its share price declined more than the sector average because investors thought it likely that a Republican-controlled government would restrict Fannie Mae's activities. In our view, little will happen that could have a material impact on the agency's profitability, so we added to our position after its share price fell.

American Express and small caps helped most. Our American Express (see Comments on Largest Holdings--Strategically Managed Portfolio) position made the largest positive contribution to the Portfolio's return. The firm's share price dropped after September 11 in anticipation of a fall-off in its travel-related charge card and travel agency businesses. We took advantage of the lower share price to increase our position. We had confidence in the brand and in an economic recovery that would improve the profitability of American Express' corporate card and travel businesses. Our expectations are beginning to be realized and the share price has responded positively.

We had significant gains in smaller positions in some small-cap stocks. East West Bancorp, Southwest Bancorp of Texas, and Scottish Annuity and Life Holdings were all strong performers.

In insurance, consumer lines performed best. After a period of intense competition in personal insurance lines had made the business unprofitable for several years, the largest and most aggressive competitor (State Farm) began raising rates and pulling out of some markets. Much of the rest of the

                                                                      5

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Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Annual Report    November 30, 2002

industry followed suit, which improved the profitability of the survivors and led to rising share prices. As we began the reporting period, Allstate was the Portfolio's second largest position. It has strong automobile and homeowners' lines, whose profitability we expect to continue to rise as policyholders renew their contracts at the higher rates. Our position made a positive contribution to return. We had an even larger gain on our smaller position in Fidelity National Financial, a title insurance company that benefited from the strong housing market.

In contrast, Hartford Financial Services had a noticeable negative impact. It has a substantial variable annuity business. Given the exceptionally poor equity market, analysts were worried about annuity companies' growth potential, and also about the profitability of existing annuity contracts. We think the concern is exaggerated and expect Hartford's conservative management to guard its profitability. We believe Hartford will gain market share from its competitors.

The Portfolio's investments in reinsurers--including American International Group (AIG) and Everest Re, two long-term holdings of the Portfolio--also declined. High claims due to European floods, asbestos litigation, and terrorist destruction drew capital from the industry just as falling equity markets shrank its investment portfolios. We believe both stocks are undervalued and their share prices will rise when investors look more closely at the industry.

Two healthcare gains. The Portfolio had two healthcare holdings--Anthem (which operates Blue Cross and Blue Shield in eight states) and CIGNA. Both provide health insurance and managed care services. They benefited from price increases in managed care. We added both positions mid-year.

We took advantage of value opportunities. We increased our holdings in some capital markets-exposed firms at low prices after many investors had pulled back from the group. As a result, we had a moderate gain. Merrill

6

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                                      www.prudential.com    (800) 225-1852

Lynch (see Comments on Largest Holdings--Strategically Managed Portfolio) shares began to recover and other positions made smaller contributions to return. The Bank of New York was among the positions we supplemented after share prices dropped substantially. It is primarily a custodian and transaction processor of securities, a business that shares in the growth of brokerages but produces more stable earnings. However, its share price fell during this period because it had bad media and telecommunications loans.

LOOKING AHEAD
The rebound in the insurance industry after the 2001 terrorist attacks played out as we expected. Demand for insurance and re-insurance coverage increased while the underwriting capacity of insurance companies decreased because their capital declined. Greater demand and lower supply has meant higher prices. In addition, insurance companies tightened the terms on which they insure. Consequently, we are still favorably disposed toward property/casualty insurers, although we did take profits and reduce the size of our positions. So far, most credit problems have arisen in telecommunications, media, or technology companies, but we are concerned that these problems may reach other sectors. We are underweight compared with our benchmark in traditional banks and other credit-sensitive areas. Instead, we have emphasized cyclical industries such as brokerage and securities processors, so that we can benefit should the economy strengthen.

Prudential Financial Services Fund Management Team
                                                                        7

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Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/02
----------------------------------------------------------------------

12.4%  Citigroup, Inc./Diversified Financials
       Citigroup has extremely strong management, and is one of only four top players in the global capital markets business--a business with long-range growth potential because of the surge in global restructuring. We expect earnings growth of about 15% a year. Although Citigroup will have to settle claims stemming from conflict of interest charges, the $325 million settlement (to be paid over five years) is not damaging, given Citigroup's revenues.

8.8%   Bank of America Corp./Banks
       Bank of America is the third largest bank in the United States by assets, and the first to have branches coast to coast. It grew through a series of mergers and has realized economies from these that we believe are not reflected in its share price. Its revenue growth is above the industry average and deposits are rising quickly.

7.6%   Fannie Mae/Diversified Financials
       Fannie Mae is an agency chartered by the U.S. government to add liquidity to the home mortgage market by buying mortgages from originators and packaging them as securities for resale. Because of its low cost of funds, it is almost assured of profitability. In our view, Fannie Mae should continue to benefit from the mortgages already on its books even if the housing market slows.

6.4%   American Express Co./Diversified Financials
       American Express has a very valuable brand name for travel expense cards and corporate cards. The company also provides financial advisory services and has a profitable travel agency business.
       We expect its travel-related businesses to benefit from the recovery in travel as the shock of September 11 is absorbed. All of its businesses should benefit from an improving economy.

5.4%   Merrill Lynch & Co., Inc./Diversified Financials
       We increased our position in Merrill Lynch, one of the dominant brokerages in the United States, at low prices after it was charged with biased investment research. Merrill adjusted more drastically to the capital markets decline than most firms, reducing its staff by about a quarter. We expect the firm's earnings and share price to rise as its revenues pick up with the pace of capital markets activity.

       Holdings are subject to change.

8

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       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2002

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.5%
Common Stocks
-------------------------------------------------------------------------------------
Banks  29.1%
    12,200   AmSouth Bancorp                                         $      232,654
     1,406   Associated Banc-Corp.                                           47,143
    10,700   Astoria Financial Corp.                                        281,196
   143,500   Bank of America Corp.                                       10,056,480
   104,200   Bank of New York Co., Inc.                                   3,162,470
    35,900   Bank One Corp.                                               1,417,691
    13,900   Banknorth Group, Inc.                                          306,217
     7,400   BB&T Corp.                                                     281,126
    78,180   Charter One Financial, Inc.                                  2,353,218
     7,354   Comerica, Inc.                                                 348,065
     1,100   Commerce Bancorp, Inc.                                          50,325
     8,600   Commercial Federal Corp.                                       193,070
     5,300   Downey Financial Corp.                                         209,403
    13,950   Fifth Third Bancorp                                            781,200
     5,000   First Tennessee National Corp.                                 184,400
     3,000   Firstfed Financial Corp.(a)                                     81,750
       200   FirstMerit Corp.                                                 4,538
    40,765   FleetBoston Financial Corp.                                  1,105,955
     8,600   Golden West Financial Corp.                                    595,120
     7,700   Greater Bay Bancorp                                            138,292
    10,400   GreenPoint Financial Corp.                                     444,080
     8,700   Hibernia Corp. (Class 'A' Stock)                               169,911
     5,438   Hudson United Bancorp                                          163,194
     7,200   Independence Community Bank Corp.                              183,384
     8,700   IndyMac Bancorp, Inc.(a)                                       157,905
    17,400   KeyCorp                                                        453,966
       600   M&T Bank Corp.                                                  48,408
     1,900   MAF Bancorp, Inc.                                               65,474
     3,400   Marshall & Ilsley Corp.                                         96,628
    88,500   Mellon Financial Corp.                                       2,659,425
       700   Mercantile Bankshares Corp.                                     27,426
    26,300   National City Corp.                                            731,140
    11,800   New York Community Bancorp, Inc.                               328,984

    See Notes to Financial Statements                                      9

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
     3,900   North Fork Bancorp, Inc.                                $      135,759
     8,200   PNC Financial Services Group                                   346,040
     1,968   Provident Bankshares Corp.                                      43,827
     1,700   Provident Financial Group, Inc.                                 47,617
     6,600   Regions Financial Corp.                                        229,284
    10,100   Roslyn Bancorp, Inc.                                           186,850
     5,900   SouthTrust Corp.                                               154,226
    22,600   Sovereign Bancorp, Inc.                                        312,332
     5,500   Staten Island Bancorp, Inc.                                    108,130
     6,800   SunTrust Banks, Inc.                                           398,888
     1,900   TCF Financial Corp.                                             81,035
     2,300   The Colonial BancGroup, Inc.                                    27,968
    61,147   U.S. Bancorp                                                 1,339,119
    16,400   Union Planters Corp.                                           483,800
   122,700   Wachovia Corp.                                               4,312,905
     4,180   Washington Federal, Inc.                                       101,365
    33,749   Washington Mutual, Inc.                                      1,214,289
    10,300   Webster Financial Corp.                                        335,780
    50,960   Wells Fargo & Co.                                            2,354,862
     2,700   Zions Bancorp                                                  111,105
                                                                     --------------
                                                                         39,685,419
-------------------------------------------------------------------------------------
Diversified Financials  39.6%
   161,000   American Express Co.                                         6,267,730
     1,445   Bear Stearns Co., Inc.                                          92,480
    15,800   Capital One Financial Corp.                                    534,040
     1,500   Cash America International, Inc.                                13,545
   394,480   Citigroup, Inc.                                             15,337,382
     9,900   Countrywide Mortgage Investments, Inc.                         488,070
     4,000   E* TRADE Group, Inc.(a)                                         22,720
    38,400   Eaton Vance Corp.                                            1,198,080
   125,500   Fannie Mae                                                   7,912,775
    25,700   Freddie Mac                                                  1,481,348
    48,900   Goldman Sachs Group, Inc.                                    3,856,743
    25,600   Household International, Inc.                                  734,720
    79,310   J.P. Morgan Chase & Co.                                      1,996,233
    43,800   Lehman Brothers Holdings, Inc.                               2,689,320
   133,750   MBNA Corp.                                                   2,854,225

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
   113,200   Merrill Lynch & Co., Inc.                               $    4,924,200
     3,100   Moodys Corp.                                                   136,462
    35,100   Morgan Stanley Dean Witter & Co.                             1,587,924
     3,000   New Century Financial Corp.                                     55,980
    18,100   Principal Financial Group, Inc.                                524,900
     6,200   SLM Corp.                                                      605,926
     3,300   State Street Corp.                                             148,500
     2,710   SWS Group, Inc.                                                 39,729
    15,150   The Charles Schwab Corp.                                       174,831
    17,000   W.P. Stewart & Co. Ltd.                                        345,610
       677   Westwood Holdings Group, Inc.                                    8,679
                                                                     --------------
                                                                         54,032,152
-------------------------------------------------------------------------------------
Energy Equipment & Services  1.6%
    95,100   Diamond Offshore Drilling, Inc.                              2,134,044
-------------------------------------------------------------------------------------
Insurance  24.7%
    25,400   ACE Ltd.                                                       866,140
    12,400   AFLAC, Inc.                                                    382,540
     7,400   Allmerica Financial Corp.(a)                                    81,326
    19,900   Allstate Corp.                                                 776,697
     1,000   Ambac Financial Group, Inc.                                     62,510
    13,900   American Financial Group, Inc.                                 330,125
   136,404   American International Group, Inc.                           8,886,720
    10,700   AmerUs Group Co.                                               342,935
     1,100   Aon Corp.                                                       20,064
     3,400   Chubb Corp.                                                    199,240
       200   Delphi Financial Group, Inc. (Class 'A' Stock)                   7,650
    37,500   Everest Re Group Ltd.                                        2,171,250
    14,305   Fidelity National Financial, Inc.                              462,767
       300   First American Corp.                                             6,147
    70,000   Hartford Financial Services Group, Inc.                      3,434,200
     5,400   Hilb, Rogal & Hamilton Co.                                     204,660
     1,150   Jefferson-Pilot Corp.                                           43,872
    19,600   John Hancock Financial Services, Inc.                          599,172
    11,400   LandAmerica Financial Group, Inc.                              409,260
    24,200   Lincoln National Corp.                                         850,388
     8,800   Loews Corp.                                                    356,224

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    11,400   Marsh & McLennan Cos., Inc.                             $      538,080
    31,900   MBIA, Inc.                                                   1,450,812
    38,500   MetLife, Inc.                                                1,033,340
     9,100   MGIC Investment Corp.                                          424,697
     9,800   Old Republic International Corp.                               293,216
    23,700   Platinum Underwriters Holdings Ltd.(a)                         609,090
     7,700   PMI Group, Inc.                                                250,943
     1,900   Progressive Corp.                                              107,616
     2,200   Protective Life Corp.                                           64,966
    64,100   Radian Group, Inc.                                           2,621,690
    18,100   Scottish Annuity & Life Holdings Ltd.(a)                       300,279
     1,500   St. Paul Cos., Inc.                                             55,860
     6,300   Stewart Information Services Corp.(a)                          130,410
    10,400   Torchmark Corp.                                                386,256
    54,280   Travelers Property Casualty Corp. (Class 'A'
              Stock')(a)                                                    865,766
    42,380   Travelers Property Casualty Corp. (Class 'B'
              Stock')(a)                                                    678,080
    21,836   UnumProvident Corp.                                            372,304
    35,800   XL Capital Ltd.                                              2,962,092
                                                                     --------------
                                                                         33,639,384
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.5%
    15,100   Equity Office Properties Trust                                 388,221
     4,200   Glenborough Realty Trust, Inc.                                  72,450
     4,300   Hospitality Properties Trust                                   146,630
     3,100   Kilroy Realty Corp.                                             70,401
                                                                     --------------
                                                                            677,702
                                                                     --------------
             Total long-term investments (cost $131,051,807)            130,168,701
                                                                     --------------

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Financial Services Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.9%
U.S. Treasury Securities  0.6%
$       800   United States Treasury Bills
               1.43%, 12/26/02(b)                                    $      799,206
Shares
-------------------------------------------------------------------------------------
Mutual Fund  3.3%
  4,548,113   Prudential Core Investment Fund - Taxable Money
               Market Series                                              4,548,113
                                                                     --------------
              Total short-term investments (cost $5,347,319; Note
               3)                                                         5,347,319
                                                                     --------------
              Total investments, before outstanding short
               sales  99.4%
               (cost $136,399,126)                                      135,516,020
                                                                     --------------
INVESTMENTS SOLD SHORT  (0.4)%
-------------------------------------------------------------------------------------
Multiline Retail
   (22,200)   Sears, Roebuck & Co.
               (proceeds $596,527)                                         (614,940)
                                                                     --------------
              Total Investments, Net of Short Sales  99.0%
               (cost $135,802,599; Note 5)                              134,901,080
              Other assets in excess of liabilities  1.0%                 1,383,222
                                                                     --------------
              Net Assets  100%                                       $  136,284,302
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Indicates security pledged as collateral on equity short-sale.

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities

                                                                November 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $136,399,126)                         $ 135,516,020
Cash                                                                      1,172
Receivable for investments sold                                       2,185,591
Dividends and interest receivable                                       167,918
Receivable for Fund shares sold                                         108,217
Prepaid expenses                                                          1,825
                                                                -----------------
      Total assets                                                  137,980,743
                                                                -----------------
LIABILITIES
Investments sold short, at value (proceeds received
$596,527)                                                               614,940
Payable for Fund shares reacquired                                      610,567
Accrued expenses                                                        188,977
Payable for investments purchased                                       107,059
Distribution fee payable                                                 86,493
Management fee payable                                                   82,176
Dividend payable-short sale                                               5,106
Due to broker-variation margin on short sale                              1,123
                                                                -----------------
      Total liabilities                                               1,696,441
                                                                -----------------
NET ASSETS                                                        $ 136,284,302
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     130,567
   Paid-in capital in excess of par                                 134,162,845
                                                                -----------------
                                                                    134,293,412
   Accumulated net realized gain on investments                       2,892,409
   Net unrealized depreciation on investments                          (901,519)
                                                                -----------------
Net assets, November 30, 2002                                     $ 136,284,302
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($27,083,448 / 2,560,868 shares of common stock
      issued and outstanding)                                            $10.58
   Maximum sales charge (5% of offering price)                              .56
                                                                -----------------
   Maximum offering price to public                                      $11.14
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($70,132,372 / 6,752,446 shares of common stock
      issued and outstanding)                                            $10.39
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($30,937,146 / 2,978,597 shares of common stock
      issued and outstanding)                                            $10.39
   Sales charge (1% of offering price)                                      .10
                                                                -----------------
   Offering price to public                                              $10.49
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($8,131,336 / 764,760 shares of common stock
      issued and outstanding)                                            $10.63
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                      $   2,916,836
   Interest                                                              11,013
                                                                -----------------
      Total income                                                    2,927,849
                                                                -----------------
Expenses
   Management fee                                                     1,236,324
   Distribution fee--Class A                                             81,946
   Distribution fee--Class B                                            830,286
   Distribution fee--Class C                                            380,051
   Transfer agent's fees and expenses                                   441,000
   Custodian's fees and expenses                                        155,000
   Reports to shareholders                                               83,000
   Registration fees                                                     50,000
   Legal fees and expenses                                               30,000
   Audit fee                                                             28,000
   Directors' fees                                                       13,000
   Dividend expense-short sale                                            5,106
   Miscellaneous                                                         13,967
                                                                -----------------
      Total expenses                                                  3,347,680
                                                                -----------------
Net investment loss                                                    (419,831)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions                          5,516,723
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (17,748,724)
   Short sales                                                          (18,413)
                                                                -----------------
                                                                    (17,767,137)
                                                                -----------------
Net loss on investments and short sales                             (12,250,414)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (12,670,245)
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Statement of Changes in Net Assets

                                                     Year Ended November 30,
                                                ---------------------------------
                                                      2002               2001
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $    (419,831)     $   (175,569)
   Net realized gain on investments
      transactions                                    5,516,723        11,795,820
   Net change in unrealized appreciation
      (depreciation) on investments and short
      sales                                         (17,767,137)       (1,281,975)
                                                -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                     (12,670,245)       10,338,276
                                                -----------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                                --          (278,539)
      Class Z                                                --          (138,470)
                                                -----------------    ------------
                                                             --          (417,009)
                                                -----------------    ------------
   Distributions from net realized gains
      Class A                                        (1,887,893)               --
      Class B                                        (4,798,048)               --
      Class C                                        (2,274,888)               --
      Class Z                                          (685,829)               --
                                                -----------------    ------------
                                                     (9,646,658)               --
                                                -----------------    ------------
Fund share transactions (net of share
conversions) (Note 6)
   Net proceeds from shares sold                     20,518,942        79,695,311
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   9,099,463           397,514
   Cost of shares reacquired                        (57,220,030)      (61,558,560)
                                                -----------------    ------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (27,601,625)       18,534,265
                                                -----------------    ------------
Total increase (decrease)                           (49,918,528)       28,455,532
NET ASSETS
Beginning of year                                   186,202,830       157,747,298
                                                -----------------    ------------
End of year                                       $ 136,284,302      $186,202,830
                                                -----------------    ------------
                                                -----------------    ------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four Portfolios: Prudential Health Sciences Fund, Prudential Technology Fund, Prudential Utility Fund and Prudential Financial Services Fund (the 'Fund'). These financial statements relate to Prudential Financial Services Fund. The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the financial services group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadvisor.

      Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

      Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Short Sales:    The Fund may sell a security it does not own in
anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. The fee may be referred to as the 'initial margin.' Subsequent payments known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss unlimited in magnitude, will be recognized upon the terminations of a short sale if the market price at termination is less than or greater than respectively, the proceeds originally received and is presented in the Statement of Operations as net realized gain (loss) on short sales.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the
                                                                          19

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM') and Jennison Associates LLC ('Jennison'). The subadvisory agreements provide each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM and Jennison performance of such services. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25 of 1%, 1% and 1% of the average daily net

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

assets of the Class A, B and C shares, respectively, for the year ended November 30, 2002.

      PIMS has advised the Fund that it received approximately $43,000 and $21,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2002, it received approximately $317,900 and $21,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended November 30, 2002, the amounts of the commitment were as follows: $930 million from December 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2002, the Fund incurred fees of approximately $324,000 for the services of PMFS. As of November 30, 2002, approximately $25,200 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $71,900 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc., an affiliate of PI and an indirect, wholly-owned subsidiary of
                                                                          21

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Prudential was approximately $67,000 for the year ended November 30, 2002. As of November 30, 2002, approximately $5,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2002, the Fund earned income of approximately $141,000, from the Series by investing its excess cash.

      Included in the realized gain/loss on investments in the Statement of Operations for the year ended November 30, 2002, is an amount of approximately $169,000, reimbursed by the Subadviser in connection with an investment not meeting an applicable Fund regulation.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2002, were $102,851,647 and $132,368,175 respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended November 30, 2002, the adjustments were to decrease accumulated net realized gain by $780,504, decrease net investment loss by $419,831, and increase paid-in-capital in excess of par by $360,673 due to the reclassification of current net operating loss and redemptions utilized as distributions for federal income tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

      For the year ended November 30, 2002, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $3,864,819 of ordinary income and $5,781,839 of long-term capital gains.

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

      As of November 30, 2002, the undistributed Long-Term Capital Gains were $4,932,176. The tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to the deferral of wash sale losses.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of November 30, 2002 were as follows:

  Tax Basis                                          Net Unrealized
of Investments     Appreciation     Depreciation      Depreciation
--------------     ------------     ------------     --------------
 $ 137,842,366      $ 5,401,631      $ 8,342,917       $2,941,286

      The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2002:
Shares sold                                                      516,065    $  5,806,906
Shares issued in reinvestment of distributions                   154,706       1,766,637
Shares reacquired                                             (1,273,648)    (13,798,464)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (602,877)     (6,224,921)
Shares issued upon conversion and/or exchange from Class B        90,209       1,009,270
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (512,668)   $ (5,215,651)
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          23

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Notes to Financial Statements Cont'd.

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,681,336    $ 20,126,820
Shares issued in reinvestment of distributions                    21,527         261,027
Shares reacquired                                             (1,472,108)    (17,289,817)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     230,755       3,098,030
Shares issued upon conversion and/or exchange from Class B       251,242       2,973,472
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    481,997    $  6,071,502
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                      715,096    $  8,010,694
Shares issued in reinvestment of distributions                   395,230       4,462,146
Shares reacquired                                             (2,057,049)    (21,796,935)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (946,723)     (9,324,095)
Shares reacquired upon conversion and/or exchange into Class
  A                                                              (91,415)     (1,009,270)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,038,138)   $(10,333,365)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    2,825,148    $ 33,578,547
Shares reacquired                                             (1,891,186)    (21,898,639)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     933,962      11,679,908
Shares reacquired upon conversion and/or exchange into Class
  A                                                             (253,326)     (2,973,472)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    680,636    $  8,706,436
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                      264,575    $  2,949,041
Shares issued in reinvestment of distributions                   194,820       2,198,617
Shares reacquired                                             (1,221,099)    (13,170,324)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (761,704)   $ (8,022,666)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,174,365    $ 13,989,765
Shares reacquired                                             (1,163,549)    (13,496,572)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     10,816    $    493,193
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                      338,058    $  3,752,301
Shares issued in reinvestment of distributions                    58,722         672,063
Shares reacquired                                               (767,927)     (8,454,307)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (371,147)   $ (4,029,943)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,003,424    $ 12,000,179
Shares issued in reinvestment of distributions                    11,253         136,487
Shares reacquired                                               (753,487)     (8,873,532)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    261,190    $  3,263,134
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights

                                                                          Class A
                                                   -----------------------------------------------------
                                                       Year Ended November 30,         June 30, 1999(c)
                                                   -------------------------------          Through
                                                    2002       2001(e)     2000(e)     November 30, 1999
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 11.92     $ 11.11     $  9.36          $ 10.00
                                                   -------     -------     -------         --------
Income/loss from investment operations
Net investment income                                  .04         .05         .08               --(b)
Net realized and unrealized gain (loss) on
   investment transactions                            (.76)        .86        1.67             (.64)
                                                   -------     -------     -------         --------
   Total from investment operations                   (.72)        .91        1.75             (.64)
                                                   -------     -------     -------         --------
Less distributions
Dividends from net investment income                    --        (.10)         --               --
Distributions from net realized gains                 (.62)         --          --               --
                                                   -------     -------     -------         --------
      Total distributions                             (.62)       (.10)         --               --
                                                   -------     -------     -------         --------
Net asset value, end of period                     $ 10.58     $ 11.92     $ 11.11          $  9.36
                                                   -------     -------     -------         --------
                                                   -------     -------     -------         --------
TOTAL RETURN(a)                                      (6.42)%      8.06%      18.80%           (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $27,084     $36,622     $28,801          $22,050
Average net assets (000)                           $32,778     $36,447     $22,614          $21,235
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees(g)                                 1.50%       1.45%       1.33%(f)         1.58%(d)(f)
   Expenses, excluding distribution and service
      (12b-1) fees                                    1.25%       1.20%       1.08%(f)         1.33%(d)(f)
   Net investment income                               .28%        .44%        .83%(f)          .09%(d)(f)
For Class A, B, C and Z shares:
   Portfolio turnover rate                              65%         81%         85%              39%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Annualized.
(e) Based on average shares outstanding during the year.
(f) Net of management fee waiver.
(g) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

    See Notes to Financial Statements                                     25

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                          Class B
                                                   -----------------------------------------------------
                                                       Year Ended November 30,         June 30, 1999(b)
                                                   -------------------------------          Through
                                                    2002       2001(d)     2000(d)     November 30, 1999
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 11.80     $ 11.00     $  9.33          $ 10.00
                                                   -------     -------     -------         --------
Income/loss from investment operations
Net investment income (loss)                          (.06)       (.04)        .01             (.02)
Net realized and unrealized gain (loss) on
   investment transactions                            (.73)        .84        1.66             (.65)
                                                   -------     -------     -------         --------
   Total from investment operations                   (.79)        .80        1.67             (.67)
                                                   -------     -------     -------         --------
Less distributions
Distributions from net realized gains                 (.62)         --          --               --
                                                   -------     -------     -------         --------
Net asset value, end of period                     $ 10.39     $ 11.80     $ 11.00          $  9.33
                                                   -------     -------     -------         --------
                                                   -------     -------     -------         --------
TOTAL RETURN(a)                                      (7.11)%      7.27%      17.90%           (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $70,132     $91,892     $78,182          $50,252
Average net assets (000)                           $83,029     $92,775     $59,442          $44,194
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                    2.25%       2.20%       2.08%(e)         2.33%(c)(e)
   Expenses, excluding distribution and service
      (12b-1) fees                                    1.25%       1.20%       1.08%(e)         1.33%(c)(e)
   Net investment income (loss)                       (.47)%      (.31)%       .09%(e)         (.69)%(c)(e)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Net of management fee waiver.

    26                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                          Class C
                                                   -----------------------------------------------------
                                                       Year Ended November 30,         June 30, 1999(b)
                                                   -------------------------------          Through
                                                    2002       2001(d)     2000(d)     November 30, 1999
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 11.80     $ 11.00     $  9.33          $ 10.00
                                                   -------     -------     -------         --------
Income/loss from investment operations
Net investment income (loss)                          (.06)       (.04)        .01             (.02)
Net realized and unrealized gain (loss) on
   investment transactions                            (.73)        .84        1.66             (.65)
                                                   -------     -------     -------         --------
   Total from investment operations                   (.79)        .80        1.67             (.67)
                                                   -------     -------     -------         --------
Less distributions
Distributions from net realized gains                 (.62)         --          --               --
                                                   -------     -------     -------         --------
Net asset value, end of period                     $ 10.39     $ 11.80     $ 11.00          $  9.33
                                                   -------     -------     -------         --------
                                                   -------     -------     -------         --------
TOTAL RETURN(a)                                      (7.11)%      7.27%      17.90%           (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $30,937     $44,119     $41,011          $26,939
Average net assets (000)                           $38,005     $46,601     $30,639          $25,325
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                    2.25%       2.20%       2.08%(e)         2.33%(c)(e)
   Expenses, excluding distribution and service
      (12b-1) fees                                    1.25%       1.20%       1.08%(e)         1.33%(c)(e)
   Net investment income (loss)                       (.47)%      (.30)%       .09%(e)         (.66)%(c)(e)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Net of management fee waiver.

    See Notes to Financial Statements                                     27

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Financial Highlights Cont'd.

                                                                          Class Z
                                                   -----------------------------------------------------
                                                       Year Ended November 30,         June 30, 1999(b)
                                                   -------------------------------          Through
                                                    2002       2001(d)     2000(d)     November 30, 1999
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 11.95     $ 11.15     $  9.36          $ 10.00
                                                   -------     -------     -------          -------
Income/loss from investment operations
Net investment income                                  .08         .08         .11              .01
Net realized and unrealized gain (loss) on
   investment transactions                            (.78)        .86        1.68             (.65)
                                                   -------     -------     -------          -------
   Total from investment operations                   (.70)        .94        1.79             (.64)
                                                   -------     -------     -------          -------
Less distributions
Dividends from net investment income                    --        (.14)         --               --
Distributions from net realized gains                 (.62)         --          --               --
                                                   -------     -------     -------          -------
      Total distributions                             (.62)       (.14)         --               --
                                                   -------     -------     -------          -------
Net asset value, end of period                     $ 10.63     $ 11.95     $ 11.15          $  9.36
                                                   -------     -------     -------          -------
                                                   -------     -------     -------          -------
TOTAL RETURN(a)                                      (6.22)%      8.30%      19.10%           (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 8,131     $13,570     $ 9,753          $ 4,941
Average net assets (000)                           $11,031     $12,855     $ 5,913          $ 4,972
Ratios to average net assets:
   Expenses, including distribution and service
      (12b-1) fees                                    1.25%       1.20%       1.08%(e)         1.33%(c)(e)
   Expenses, excluding distribution and service
      (12b-1) fees                                    1.25%       1.20%       1.08%(e)         1.33%(c)(e)
   Net investment income                               .52%        .70%       1.13%(e)          .35%(c)(e)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Based on average shares outstanding during the year.
(e) Net of management fee waiver.

    28                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.    Prudential Financial Services Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Financial Services Fund (the 'Fund') at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 21, 2003
                                                                          29

       Prudential Sector Funds, Inc.     Prudential Financial Services Fund
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2002) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions for Class A, B, C, and Z shares totaling $.62 per share, comprised of $.25 per share short-term capital gains which are taxable as ordinary income and $.37 per share long-term capital gains which are taxable as such. The Fund utilized redemptions as distributions in the amount of $.06 per share of long-term capital gains for each class of shares.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2002.

                                                        ANNUAL REPORT
                                                        NOVEMBER 30, 2002
            PRUDENTIAL
            SECTOR FUNDS, INC.
--------------------------------------------------------------------------------
            FINANCIAL SERVICES FUND


                                                        MANAGEMENT OF
                                                        THE COMPANY

   Prudential Sector Funds, Inc.    Prudential Financial Services Fund
                                    www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        since 2000    Currently President Emeritus         80        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation;
                                                              (1978-2002) of New Jersey                      Director (since 1995)
                                                              Institute of Technology;                       of Prosperity New
                                                              Commissioner (1998-2002) of                    Jersey.
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        since 1981    Marketing Consultant.                88

Douglas H. McCorkindale (63)    Director        since 1996    Chairman (since February             77        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    32                                                                    33

   Prudential Sector Funds, Inc.    Prudential Financial Services Fund
                                    www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of Greater                  of First Financial
                                                              Rochester Metro Chamber of                     Fund, Inc. and Director
                                                              Commerce, Rochester City                       (since 1988) of The
                                                              Manager; formerly Deputy                       High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        since 1996    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        since 1993    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        since 1996    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992) and Kmart
                                                              marketing); formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

    34                                                                    35

   Prudential Sector Funds, Inc.    Prudential Financial Services Fund
                                    www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        since 1996    President (since 1983) of            94        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    36                                                                    37

   Prudential Sector Funds, Inc.    Prudential Financial Services Fund
                                    www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

      Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    38                                                                    39

   Prudential Sector Funds, Inc.    Prudential Financial Services Fund
                                    www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Advisers (Jennison Associates LLC
      and Prudential Investment Management, Inc.) or the Distributor (Prudential
      Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Directors is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

   40                                                                    41

Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Class A    Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 11/30/02

                        One Year    Since Inception
With Sales Charge       -11.09%     1.95%    (1.89)
Without Sales Charge     -6.42%     3.49%    (3.43)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class A shares) with a similar investment in the Standard & Poor's SuperComposite (S&P SC) 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The S&P SC 1500 Index is an unmanaged index that is a combination of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                 www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 11/30/02

                       One Year    Since Inception
With Sales Charge      -11.51%     2.17%    (2.11)
Without Sales Charge    -7.11%     2.72%    (2.66)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class B shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class B shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Sector Funds, Inc.    Prudential Financial Services Fund

Class C     Growth of a $10,000 Investment

                   (CHART)

Average Annual Total Returns as of 11/30/02

                       One Year    Since Inception
With Sales Charge       -8.91%     2.42%    (2.36)
Without Sales Charge    -7.11%     2.72%    (2.66)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class C shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class C shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 11/30/02

         One Year    Since Inception
          -6.22%     3.73%    (3.67)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Financial Services Fund (Class Z shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class Z shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parentheses. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
------------    ------    -----
    Class A     PFSAX    74437K103
    Class B     PUFBX    74437K202
    Class C     PUFCX    74437K301
    Class Z     PFSZX    74437K400

MF188E    IFS-A076999

                                            ANNUAL REPORT
                                            NOVEMBER 30, 2002

PRUDENTIAL
HEALTH SCIENCES FUND

FUND TYPE
Sector stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.    PRUDENTIAL FINANCIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Health Sciences Fund (the Fund) seeks to achieve long-term capital appreciation by investing at least 80% of its total assets in securities of companies in the health sciences sector, such as pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers, and HMOs that derive a substantial portion of their sales from healthcare-related products or services. The Fund is divided into two separately managed portfolios of approximately equal assets. The Enhanced Index Portfolio consists of securities selected from those in the Standard & Poor's SuperComposite (S&P SC) Health Care Index. Quantitative models are used to create a sample that is representative of the S&P SC Health Care Index, but is likely to perform better. The Strategically Managed Portfolio invests in a relatively small number of securities in which the management team has the highest confidence. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Expressed as a percentage of
    net assets as of 11/30/02
        54.9%   Pharmaceuticals
        17.6    Biotechnology
        14.7    Healthcare Providers & Services
         9.0    Healthcare Equipment & Supplies
         0.2    Internet Software & Services
         0.2    IT Consulting & Services
         3.4    Cash & Equivalents

Portfolio composition is subject to change.

Five Largest Holdings

    Expressed as a percentage of
    net assets as of 11/30/02
    7.8%   Pfizer, Inc.
           Pharmaceuticals
    6.7    Johnson & Johnson
           Pharmaceuticals
    5.2    Amgen, Inc.
           Biotechnology
    5.2    Merck & Co., Inc.
           Pharmaceuticals
    4.7    Wyeth
           Pharmaceuticals

Holdings are subject to change.

                               www.prudential.com    (800) 225-1852

Annual Report    November 30, 2002

Cumulative Total Returns1                            As of 11/30/02

                                               One Year    Since Inception2
    Class A                                    -27.09%        37.47%
    Class B                                     -27.62        34.00
    Class C                                     -27.62        34.00
    Class Z                                     -26.88        38.84
    S&P SC 1500 Index3                          -10.16        -4.09
    S&P SC Health Care Index4                   -18.33        -3.37
    Lipper Health/Biotechnology Funds Avg.5     -27.16        18.92

Average Annual Total Returns1                        As of 12/31/02

                    One Year    Since Inception2
    Class A          -35.28%        6.69%
    Class B          -35.75         6.96
    Class C          -33.74         7.13
    Class Z          -31.67         8.58

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service
(12b-1) fee waiver for Class A shares, the returns would have been lower.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: Class A, B, C, and Z, 6/30/99. 3The
Standard & Poor's SuperComposite (S&P SC) 1500 Index is an unmanaged index that is a combination of the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. 4The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. 5The Lipper Health/Biotechnology Funds Average is based on the average return for all funds in each share class for the one-year and since inception periods. Funds in the Lipper Health/Biotechnology Funds Average invest at least 65% of their assets in equity securities of companies engaged in healthcare, medicine, and biotechnology. Investors cannot invest directly in an index.
The returns for the S&P SC 1500 Index and the S&P SC Health Care Index would be lower if they included the effect of sales charges, operating expenses, or taxes.
                                                                  1

PRUDENTIAL FINANCIAL (LOGO)              January 15, 2003

DEAR SHAREHOLDER,
The 12-month period ended November 30, 2002--the fiscal year of the Prudential Health Sciences Fund--was among the worst for equity investors in more than half a century. The market was overwhelmed by poor earnings reports, a string of financial scandals, and geopolitical uncertainty. Although the market has recovered somewhat since then, all sectors had negative returns over the Fund's fiscal year.

Healthcare subsectors--pharmaceuticals, biotechnology, and health services--lost favor at different times, making the sector particularly treacherous for investors. The Lipper Health/Biotechnology Funds Average, representing the performance of mutual fund managers who invest in the healthcare sector, was substantially below the benchmark Standard & Poor's SuperComposite (S&P SC) Health Care Index. The Fund's loss was in line with that of its peers, with its Enhanced Index Portfolio contributing substantially to its return.

The end of 2002 marked the first three--year decline of the U.S.
equity market since 1939--1941. It has been a challenging time for equity investors. We encourage you to talk with your financial professional about the impact of these events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Health Sciences Fund

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Annual Report    November 30, 2002

INVESTMENT ADVISERS' REPORT
The Food and Drug Administration (FDA) was without a commissioner for almost two years. Lacking leadership, and in reaction to a few recent drug recalls, it appeared to have raised the bar for new drugs. As a result, clinical and regulatory disappointments during the Fund's reporting period helped push down the share prices of companies with drugs that were very late in their development process. Stocks of health service providers performed well through April, helped by recent price increases and the absence of alternative investments with reliably growing earnings. However, after a lengthy period of outperformance, health service stocks declined as investors began to think that the improved profitability of this pricing cycle already was incorporated in share prices. In addition, charges that Tenet Healthcare had manipulated government reimbursement practices brought the entire service group into disfavor. As health service stocks fell, biotechnology share prices, which already had fallen substantially, stabilized, then began to recover. Drug stocks also began to rise in October, helped by the appointment of Mark B. McClellan--a physician and economist--as FDA Commissioner. He pledged to speed up drug approvals.

The Fund consists of two separately managed portfolios--an Enhanced Index Portfolio that doesn't stray far from the risk profile of the S&P SC Health Care Index, and a Strategically Managed Portfolio that takes a more aggressive growth stance. The two--portfolio structure has tempered the volatility of the Fund's overall return while allowing it to benefit from the insights of the advisers of the Strategically Managed Portfolio.

During the Fund's first two years, the Strategically Managed Portfolio's exceptionally strong performance far outpaced the Index. During this fiscal year, however, its focus on companies with drugs near the end of their development process and biotechnology stocks hurt its return. These stocks were among the poorest performing in the healthcare market. Consequently, the Portfolio's return was significantly worse than both the Index and the Lipper Health/Biotechnology Funds Average. However, most of the Fund's peers, as

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Annual Report    November 30, 2002

Five Largest Holdings--Enhanced Index Portfolio    As of 11/30/02

                     Industry        % of Total Enhanced     % of S&P SC
Security              Group          Index Market Value    Health Care Index*

Pfizer, Inc.       Pharmaceuticals          14.8%                14.1%
Johnson & Johnson  Pharmaceuticals          13.0                 12.3
Merck & Co., Inc.  Pharmaceuticals          10.0                  9.7
Amgen, Inc.        Biotechnology             5.1                  4.4
Eli Lilly & Co.    Pharmaceuticals           5.0                  5.6
*Source: Factset

Holdings are subject to change.

measured by the Lipper Average, also trailed the Index by a large margin and were substantially outperformed by the Fund's Enhanced Index Portfolio as a result. In addition, the Enhanced Index Portfolio beat the Index by about as large a margin as is permitted by its risk controls. This kept the overall Fund return in line with the Lipper Average.

Over the relatively short time since its inception on June 30, 1999, the Fund's Class A shares have gained 37.47%, compared with 18.92% for the Lipper Average and -3.37% for the Index. Of course, past performance may not be indicative of future results.

THE ENHANCED INDEX PORTFOLIO
The advisers of the Enhanced Index Portfolio use a disciplined quantitative analysis of financial and market data to rank every stock in the S&P SC Health Care Index. Then they apply sophisticated risk control techniques that allow them to overweight the stocks they have identified as attractive while still limiting the risk of significant deviations from the benchmark. This process of constructing the Portfolio results in only small deviations from the Index weightings for individual positions or industry groups.

The Enhanced Index Portfolio's outperformance during this period was due to good stock selection through most of the Portfolio. For example, a slight

4

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                             www.prudential.com    (800) 225--1852

emphasis on Johnson & Johnson, whose return (-1%) was far above the sector average, had a significant positive impact because the stock makes up about 12% of the Index. Some of the larger stock--selection gains came from changing the Portfolio's emphases during this volatile period. For example, we augmented return by allowing an overweight of hospital managers and special healthcare service providers early in the period, when their performance was strong, then underweighting them as they trailed the market. Although the Portfolio benefited from an underweight of drug and biotechnology stocks over the period, the contribution from the drug industry was offset by poor stock selection in that subsector. In biotechnology, stock selection within the underweighted subsector added to return.

THE STRATEGICALLY MANAGED PORTFOLIO
The Sepracor story.
The biotechnology company Sepracor (see Comments on Largest Holdings-- Strategically Managed Portfolio) was the Strategically Managed Portfolio's largest position as we entered the period. At period--end, it was still its largest position, despite the 81% fall of its share price over the fiscal year. We kept our exposure up by adding to our position at lower prices, substantially reducing the average cost of our shares. Given the large negative impact this holding had on the Portfolio's return, we'd like to explain our reasoning.

Sepracor was founded in 1984 to purify chemicals for drug companies.
It creates and patents "improved chemical entities," versions of drugs that are more effective, can be taken in smaller doses, or have fewer side effects than the original. For example, Sepracor patents cover Allegra, an improved version of the antihistamine Seldane. Seldane had to be removed from the market because it had side effects that Allegra does not.

Sepracor was early to realize that these techniques could improve drugs that already were FDA approved. New versions can extend the patent life of blockbuster drugs. Over the years, it built a large library of patents on prod-

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Annual Report    November 30, 2002

ucts that it licenses to others or markets itself. This patent library is not merely a high--risk possibility, like the potential of most biotechnology companies; it consists primarily of already--patented versions of already-- approved drugs. It is a very valuable asset, the foundation of our confidence in Sepracor's earnings potential.

Sepracor received a not--approvable letter from the FDA (one that asks for more data) on a new proprietary drug called Soltara, a nonsedating antihistamine, because there were safe alternatives and potential risks.
The issues concerned effects in animals that were not observed in humans and the need for additional assurance that Soltara would not cause these effects in humans when widely used. Sepracor's stock fell 58% in one day. Because of this prominent failure investors questioned its entire product pipeline and the company's future. We believe most investors overreacted. Sepracor plans to submit the additional data to the FDA within a year.
It still has healthy royalty streams from other antihistamines, including Clarinex and Allegra, and has three other drugs in late--phase studies, some of which we believe to be low--risk. For example, it is producing a more portable version of an asthma drug that had $180 million in sales in Sepracor's fiscal year 2002. This should expand the drug's market significantly. We are confident that, once investors stop reacting to each day's news and focus on the value of the company's existing assets, its share price will recover substantially.

Three other undervalued stocks
MedImmune (see Comments on Largest Holdings--Strategically Managed Portfolio), a quality biotechnology company, acquired what was then the Portfolio's second--largest holding, Aviron, at a premium to its market price. Over the reporting period, we had a gain on Aviron and a loss on MedImmune, making a significant net detraction from return. We think the acquisition was synergistic, creating a strong franchise in infectious diseases. In
July 2001, the FDA asked for more data on MedImmune's FluMist(tm), a nasal flu vaccine, driving down the share price. After the end of
                                  www.prudential.com    (800) 225--1852

our reporting period, an FDA advisory panel, using additional data, found FluMist safe and effective for healthy people between the ages of 5 and 49. We expect the share price to respond to the good news.

Emisphere Technologies, to which we had a smaller commitment, had a substantial share--price drop during the reporting period. It is developing oral forms of large--molecule drugs that currently must be injected or inhaled. Its oral liquid version of Heparin failed its Phase 3 goal of proving superiority to Lovenox, but the test did validate the underlying oral--drug technology. The company has other development programs, both alone and in partnership with large drug companies. One is for oral insulin, which would have several advantages over the injectable form. We believe the firm has sufficient cash to continue operations and no significant debt.
Its share price fell in the summer market decline to less than the cash per share on its balance sheet. We have confidence that the decline was a severe overreaction and the stock has long--term potential.

Wyeth (see Comments on Largest Holdings--Strategically Managed Portfolio) shares dropped rapidly after announcement of additional risk from long--term use of its hormone--replacement drug Premarin. Wyeth's sales plunged immediately. However, the negative effect was found to occur only after five years of hormone therapy. The likely outcome of this finding is to stop long--term use of Premarin--related products, leaving a continuing smaller market for short--term therapy. Indeed, its rate of sales decline is already about the same as before the announcement, but from a much smaller market base. Wyeth has other products with growing sales. We think investors are realizing that the price drop was excessive. Wyeth's share price rose 24% between September 27, 2002 and the end of our reporting period.

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Annual Report    November 30, 2002

We sold ViroPharma.
ViroPharma develops drugs for diseases caused by RNA viruses, including Picovir for a severe form of the common cold. The FDA gave Picovir a not--approvable letter. We sold our holding quickly after the FDA's response, but the stock dropped 59% in two days, and we weren't able to avoid a substantial loss.

We harvested a gain on InterMune.
InterMune markets the drug Actimmune for a niche immune system disease. A Phase 3 clinical test showed that it produced a surprising decrease in mortality for victims of idiopathic pulmonary fibrosis (IPF), although the trial missed its primary goal. Since IPF patients are dying painfully, investors expected doctors to prescribe Actimmune for them even before the FDA certifies the result (an "off--label" use). We thought the projected earnings benefit was reflected in InterMune's share price quickly, so we sold our position at a substantial gain.

LOOKING AHEAD
We believe the healthcare sector's high quality, recession--resistant earnings streams will be attractive to investors who still have lingering fears of an economic slowdown. We believe that the Strategically Managed Portfolio has a diversified mix within the sector. The largest component of the Portfolio (not of the entire Fund) is still biotechnology because that is where we believe the biggest gains will be. We follow biotechnology companies closely and believe this gives us an advantage because we can see beyond the short--term impact of news releases. We expect some biotechnology firms to become the major drug companies of the future or to be acquired by large drug companies. Our second largest commitment is to drug companies, primarily manufacturers of generic drugs. The industry has consolidated, and we expect many branded products to become available in generic versions in the next five years.

Prudential Health Sciences Fund Management Team
                                 www.prudential.com     (800) 225--1852

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/02
---------------------------------------------------------------------
8.2%    Sepracor, Inc./Pharmaceuticals
        Sepracor improves drugs whose patents are nearing expiration with techniques that can produce a product that is more effective or has fewer side effects than the original. It normally licenses the improved product back to the developer of the original drug, but also intends to market many on its own.

7.7%    Alpharma, Inc./Pharmaceuticals
        Alpharma is the fifth largest U.S. generic drug company. It grew through a long series of acquisitions, partially financed by debt. Because of that debt, investors pushed its share price down to very attractive levels. Its new management is focused on achieving benefits from integrating its parts. As the first generic filer on Pfizer's epilepsy drug Neurontin (expected U.S. sales of $1.8 billion in 2002), it has a six--month period of exclusivity. It an use its profits during this period to pay down its debt and enhance its pipeline.

5.9%    Wyeth/Pharmaceuticals
        Wyeth is a drug company whose products include the estrogen replacement drug Premarin, the anti--depressant Effexor, vaccines, and treatments for autoimmune and GI conditions. It also markets consumer health products such as Advil, Centrum, Robitussin, and Chap Stick.

5.8%    MedImmune, Inc./Biotechnology
        MedImmune acquired Aviron during this reporting period. We think their combination is attractive, with a strong franchise and core competencies developing, manufacturing and marketing products for infectious diseases. Both Synagis, its product for preventing RSV disease in infants, and FluMist, its nasal influenza vaccine, have billion dollar worldwide potential. The company has no patent expirations in view and the potential to grow by 20% to 30% a year for several years. We have confidence in its management teams for the regulatory process and drug production.

5.8% AmerisourceBergen Corp./Healthcare Providers & Services AmerisourceBergen is one of only three major drug distributors in the United States. The market has grown in line with aggregate drug sales. The firm is reducing its costs and should benefit from the higher margins expected on the generic versions of several major drugs that will go off--patent in the next few years. We expect earnings growth at 20% a year.

        Holdings are subject to change.

                                          ANNUAL REPORT
                                          NOVEMBER 30, 2002

PRUDENTIAL
SECTOR FUNDS, INC.

HEALTH SCIENCES FUND


                                         FINANCIAL STATEMENTS

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2002

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
COMMON STOCKS  97.3%
-------------------------------------------------------------------------------------
Biotechnology  17.4%
     275,264   Amgen, Inc.(a)                                         $ 12,992,461
     603,200   BioMarin Pharmaceutical, Inc.(a)                          5,084,976
      10,700   Cephalon, Inc.(a)                                           586,360
       2,500   Charles River Laboratories International, Inc.(a)            91,375
      23,300   Chiron Corp.(a)                                             936,660
      43,200   Genentech, Inc.(a)                                        1,425,600
     110,800   Gilead Sciences, Inc.(a)                                  4,374,384
      23,600   IDEC Pharmaceuticals Corp.(a)                               776,440
       9,500   IDEXX Laboratories, Inc.(a)                                 297,445
     619,200   Isis Pharmaceuticals, Inc.(a)                             5,343,696
     271,010   MedImmune, Inc.(a)                                        7,149,244
     200,000   Ribapharm, Inc.(a)                                        1,210,000
      93,900   Telik, Inc.(a)                                            1,212,249
      45,000   Transkaryotic Therapies, Inc.(a)                            427,500
     600,000   Vasogen, Inc. (Canada)(a)                                 1,570,298
                                                                    ----------------
                                                                        43,478,688
-------------------------------------------------------------------------------------
Healthcare Equipment & Supplies  9.0%
       4,100   Advanced Medical Optics, Inc.(a)                             45,920
      16,000   Apogent Technologies, Inc.(a)                               320,960
      21,600   Applera Corp. - Applied Biosystems Group                    472,176
     152,500   Baxter International, Inc.                                4,878,475
       1,600   Beckman Coulter, Inc.                                        47,296
      48,800   Becton, Dickinson & Co.                                   1,447,896
       2,800   Biomet, Inc.                                                 77,000
      21,700   Biosite, Inc.(a)                                            618,884
      35,400   Boston Scientific Corp.(a)                                1,486,800
      18,000   C.R. Bard, Inc.                                             999,000
         200   Diagnostic Products Corp.                                     7,256
       4,300   Edwards Lifesciences Corp.(a)                               113,176
      38,300   Guidant Corp.(a)                                          1,146,319
      19,100   Hillenbrand Industries, Inc.                                920,811
       5,500   Invacare Corp.                                              180,125

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      99,072   Medtronic, Inc.                                        $  4,631,616
      15,500   Mentor Corp.                                                670,375
       3,900   Noven Pharmaceuticals, Inc.(a)                               41,340
      15,200   Respironics, Inc.(a)                                        441,712
      15,400   St. Jude Medical, Inc.(a)                                   536,228
      41,700   STERIS Corp.(a)                                             947,841
      30,700   Stryker Corp.                                             1,898,795
      17,500   Sybron Dental Specialties, Inc.(a)                          247,625
         200   Vital Signs, Inc.                                             5,572
      11,920   Zimmer Holdings, Inc.(a)                                    448,669
                                                                    ----------------
                                                                        22,631,867
-------------------------------------------------------------------------------------
Healthcare Providers & Services  14.9%
      32,700   AdvancePCS(a)                                               807,363
      25,100   Aetna, Inc.                                                 947,525
     124,100   AmerisourceBergen Corp.                                   7,200,282
      14,000   Anthem, Inc.(a)                                             829,500
      17,600   Apria Healthcare Group, Inc.(a)                             412,720
      34,800   Cardinal Health, Inc.                                     2,141,592
      64,800   Caremark Rx, Inc.(a)                                      1,144,368
      22,700   CIGNA Corp.                                                 988,131
      22,400   Express Scripts, Inc., Class A(a)                         1,133,440
     102,200   HCA, Inc.                                                 4,106,396
       8,900   Health Net, Inc.(a)                                         229,709
      34,300   Humana, Inc.(a)                                             357,063
      30,400   Lincare Holdings, Inc.(a)                                   994,688
      44,000   Manor Care, Inc.(a)                                         857,120
      38,400   McKesson Corp.                                              995,328
       2,700   Owens & Minor, Inc.                                          44,550
      20,300   Oxford Health Plans, Inc.(a)                                741,356
      24,700   PacifiCare Health Systems, Inc.(a)                          660,676
       4,300   Renal Care Group, Inc.(a)                                   134,676
       3,200   Rural/Metro Corp.(a)                                          7,104
       7,600   Sierra Health Services, Inc.(a)                              84,664
       9,600   Sunrise Assisted Living, Inc.(a)                            269,088
     209,900   Tenet Healthcare Corp.(a)                                 3,872,655
      88,400   UnitedHealth Group, Inc.                                  7,200,180

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      10,400   Universal Health Services, Inc., Class B(a)            $    465,400
      45,100   US Oncology, Inc.(a)                                        389,213
       6,000   Wellpoint Health Networks, Inc.(a)                          394,980
                                                                    ----------------
                                                                        37,409,767
-------------------------------------------------------------------------------------
Internet Software & Services  0.2%
     139,100   Allscripts Healthcare Solutions, Inc.(a)                    408,954
-------------------------------------------------------------------------------------
IT Consulting & Services  0.2%
      24,600   Priority Healthcare Corp., Class B(a)                       541,692
-------------------------------------------------------------------------------------
Pharmaceuticals  55.6%
     213,200   Abbott Laboratories                                       9,333,896
     226,500   Adolor Corp.(a)                                           3,227,625
      15,500   Allergan, Inc.                                              911,245
     703,000   Alpharma, Inc., Class A                                   9,455,350
     156,700   Bristol-Myers Squibb Co.                                  4,152,550
      94,200   Eli Lilly & Co.                                           6,433,860
     461,800   Emisphere Technologies, Inc.(a)                           1,842,582
      32,000   Forest Laboratories, Inc.(a)                              3,434,560
     292,964   Johnson & Johnson                                        16,704,807
       9,500   King Pharmaceuticals, Inc.(a)                               180,310
       9,400   Medicis Pharmaceutical Corp., Class A(a)                    434,750
     217,500   Merck & Co., Inc.                                        12,921,675
     108,600   Mylan Laboratories, Inc.                                  3,663,078
     150,000   NPS Pharmaceuticals, Inc.(a)                              4,434,000
     623,550   Pfizer, Inc.                                             19,666,767
      87,100   Pharmaceutical Resources, Inc.(a)                         2,438,800
     258,465   Pharmacia Corp.                                          10,933,070
     106,300   Schering-Plough Corp.                                     2,408,758
   1,054,400   Sepracor, Inc.(a)                                        10,080,064
       3,340   Shire Pharmaceuticals Group PLC (ADR) (United
                Kingdom)(a)                                                 69,171
      59,100   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)        4,672,446
     309,200   Wyeth                                                    11,882,556
                                                                    ----------------
                                                                       139,281,920
                                                                    ----------------
               Total common stocks (cost $262,520,452)                 243,752,888
                                                                    ----------------

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
PREFERRED STOCK  0.2%
     200,000   Geneva Proteomics, Inc., (Switzerland)(a)(b)(c)
                (cost $1,100,000; purchased 7/7/00)                   $    556,000
                                                                    ----------------
               Total long-term investments (cost $263,620,452)         244,308,888
                                                                    ----------------
SHORT-TERM INVESTMENTS  4.0%
-------------------------------------------------------------------------------------
Investment Company  2.7%
   6,717,471   Prudential Core Investment Fund-Taxable Money
                Market Series (cost $6,717,471; Note 3)                  6,717,471
Principal
Amount
(000)
------------------------------------------------------------------------------------
U.S. Government Securities  1.3%
               United States Treasury Bills,
$      2,000   1.18%(e), 12/26/02(d)                                     1,998,476
         100   1.61%(e), 12/26/02(d)                                        99,842
       1,200   1.635%(e), 12/26/02(d)                                    1,198,516
                                                                    ----------------
               Total U.S. government securities (cost $3,296,887)        3,296,834
                                                                    ----------------
               Total short-term investments (cost $10,014,358)          10,014,305
                                                                    ----------------
               Total Investments, Before Outstanding Options
                Written and Investment Sold Short  101.5%
                (cost $273,634,810; Note 5)                            254,323,193
                                                                    ----------------
OUTSTANDING OPTIONS WRITTEN  (0.2%)
Contracts
------------------------------------------------------------------------------------
Call Options
       (500)   Gilead Sciences, Inc. expiring 12/21/02 @ 37.5             (130,000)
       (652)   Tenet, Inc. expiring 12/21/02 @ 20                          (65,200)
       (948)   Tenet Healthcare Corp. expiring 12/21/02 @ 17.5            (199,080)
                                                                    ----------------
               Total outstanding options written
                (premium received $(280,499))                             (394,280)
                                                                    ----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
INVESTMENT SOLD SHORT  (0.7%)
    (36,300)   Trimeris, Inc.(a) (proceeds $(1,791,787))              $ (1,744,215)
                                                                    ----------------
               Total Investments, Net of Outstanding Options
                Written and Investment Sold Short  100.6%
                (cost $271,562,524; Note 5)                            252,184,698
               Liabilities in excess of other assets  (0.6%)            (1,515,816)
                                                                    ----------------
               Net Assets  100%                                       $250,668,882
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing securities.
(b) Fair-valued security.
(c) Indicates a restricted security; the cost of such security is $1,100,000. The value of $556,000 is approximately 0.2% of net assets at November 30, 2002.
(d) Pledged as collateral for investment sold short.
(e) Percentages quoted represent yield-to-maturity as of purchase date.
ADR--American Depository Receipt.
PLC--Public Limited Company.

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities

                                                                November 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $273,634,810)                         $ 254,323,193
Cash                                                                    109,725
Receivable for investments sold                                       5,651,793
Dividends and interest receivable                                       259,999
Receivable for Fund shares sold                                         187,303
Other assets                                                              2,762
                                                                -----------------
      Total assets                                                  260,534,775
                                                                -----------------
LIABILITIES
Payable for investments purchased                                     5,848,723
Investment sold short, at value (proceeds $1,791,787)                 1,744,215
Payable for Fund shares repurchased                                   1,225,746
Outstanding options written (premiums received $280,499)                394,280
Accrued expenses                                                        267,527
Distribution fee payable                                                157,240
Management fee payable                                                  155,434
Due to broker for securities sold short                                  71,651
Withholding taxes payable                                                 1,077
                                                                -----------------
      Total liabilities                                               9,865,893
                                                                -----------------
NET ASSETS                                                        $ 250,668,882
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     237,187
   Paid-in capital in excess of par                                 310,910,906
                                                                -----------------
                                                                    311,148,093
   Net investment loss                                                  (39,625)
   Accumulated net realized loss on investments and foreign
      currency transactions                                         (41,061,798)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (19,377,788)
                                                                -----------------
Net assets, November 30, 2002                                     $ 250,668,882
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($54,245,849 / 5,029,879 shares of common stock issued
      and outstanding)                                                   $10.78
   Maximum sales charge (5% of offering price)                              .57
                                                                -----------------
   Maximum offering price to public                                      $11.35
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($129,567,529 / 12,375,294 shares of common stock
      issued and outstanding)                                            $10.47
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($47,749,539 / 4,560,683 shares of common stock issued
      and outstanding)                                                   $10.47
   Sales charge (1% of offering price)                                      .11
                                                                -----------------
   Offering price to public                                              $10.58
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($19,105,965 / 1,752,877 shares of common stock
      issued and outstanding)                                            $10.90
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding tax of $1,157)           $   2,647,744
   Interest                                                             222,042
                                                                -----------------
      Total income                                                    2,869,786
                                                                -----------------
Expenses
   Management fee                                                     2,433,686
   Distribution fee--Class A                                            180,357
   Distribution fee--Class B                                          1,644,805
   Distribution fee--Class C                                            634,206
   Transfer agent's fees and expenses                                   711,000
   Reports to shareholders                                              204,000
   Custodian's fees and expenses                                        169,000
   Registration fees                                                     35,000
   Audit fee                                                             28,000
   Directors' fees                                                       15,000
   Legal fees and expenses                                               12,000
   Miscellaneous                                                         10,340
                                                                -----------------
      Total operating expenses                                        6,077,394
Interest expense (Note 2)                                                   144
                                                                -----------------
      Total expenses                                                  6,077,538
                                                                -----------------
Net investment loss                                                  (3,207,752)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                          (39,091,521)
   Short sales                                                         (117,296)
   Written options                                                      889,210
   Foreign currency transactions                                        (50,998)
                                                                -----------------
                                                                    (38,370,605)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (75,173,378)
   Short sales                                                          210,703
   Written options                                                     (113,781)
   Foreign currencies                                                        32
                                                                -----------------
                                                                    (75,076,424)
                                                                -----------------
Net loss on investments and foreign currencies                     (113,447,029)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(116,654,781)
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Statement of Changes in Net Assets

                                                      Year Ended November 30,
                                                   ------------------------------
                                                       2002             2001
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                             $  (3,207,752)   $  (4,174,937)
   Net realized gain (loss) on investments and
      foreign currency transactions                  (38,370,605)      29,698,832
   Net change in unrealized depreciation on
      investments and foreign currencies             (75,076,424)     (29,520,914)
                                                   -------------    -------------
   Net decrease in net assets resulting from
      operations                                    (116,654,781)      (3,997,019)
                                                   -------------    -------------
Distributions:
   Distributions from net realized gains
      Class A                                         (4,771,936)     (16,243,229)
      Class B                                        (11,328,369)     (37,148,258)
      Class C                                         (4,540,124)     (15,531,365)
      Class Z                                         (1,648,500)      (5,182,158)
                                                   -------------    -------------
                                                     (22,288,929)     (74,105,010)
                                                   -------------    -------------
Fund share transactions (Net of share
      conversions)
      (Note 6)
   Net proceeds from shares sold                      56,935,519      125,442,307
   Net asset value of shares issued in
      reinvestment of distributions                   21,366,532       71,109,521
   Cost of shares reacquired                        (115,334,289)    (137,504,979)
                                                   -------------    -------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (37,032,238)      59,046,849
                                                   -------------    -------------
Total decrease                                      (175,975,948)     (19,055,180)
NET ASSETS
Beginning of year                                    426,644,830      445,700,010
                                                   -------------    -------------
End of year                                        $ 250,668,882    $ 426,644,830
                                                   -------------    -------------
                                                   -------------    -------------

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four Portfolios: Prudential Financial Services Fund, Prudential Utility Fund, Prudential Technology Fund and Prudential Health Sciences Fund (the 'Fund'). The financial statements relate to Prudential Health Sciences Fund. The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

      The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing at least 80% of the Fund's net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker.

      Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which, approximates market value. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Short Sales:    The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

particular securities and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the 'initial margin.' Subsequent payments, known as 'variation margin', are made or received by the Fund each day, depending on the daily fluctuations in value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain (loss) of short sales.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate tax paying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM') and Jennison Associates LLC ('Jennison'). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of a portion of the investment portfolio of the Fund. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2002.

      PIMS has advised the Fund that it received approximately $101,600 and $40,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2002, it received approximately $519,800 and $28,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended November 30, 2002, the amounts of the commitment were as follows: $930 million from December 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the year ended November 30, 2002. The average daily balance for the five days the Fund had debt outstanding during the year was approximately $441,200 at a weighted average interest rate of approximately 2.353%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2002, the Fund incurred fees of approximately $590,400 for the services of PMFS. As of November 30, 2002, approximately $46,000 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $75,800 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $70,200 for the year ended November 30, 2002. As of November 30, 2002, approximately $8,200 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2002, the Fund earned income of approximately $91,100, from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2002 were $363,512,934 and $418,926,957, respectively.
                                                                          25

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      Transactions in options written during the year ended November 30, 2002, were as follows:

                              Contracts          Premium
                              ----------       -----------
Balance as of
  November 30, 2001                  --                 --
  Options written                11,720        $ 1,805,519
  Options closed                 (3,020)          (461,804)
  Options exercised                (100)           (16,700)
  Options expired                (6,500)        (1,046,516)
                              ----------       -----------
Options outstanding at
  November 30, 2002               2,100        $   280,499
                              ----------       -----------
                              ----------       -----------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, net investment income (loss) and accumulated net realized gain
(loss) on investments. For the year ended November 30, 2002, the adjustments were to decrease accumulated net realized loss by $87,045, decrease net investment loss of $3,168,863, and decrease paid-in-capital in excess of par by $3,255,908 due to a net operating loss, foreign currency reclassification and an overdistribution of net capital gains. Net investment income, net realized gains and net assets were not affected by this change.

      For the year ended November 30, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets was $15,561,212 and $6,727,717 of ordinary income and long-term capital gains, respectively. As of November 30, 2002, the Fund had no distributable earnings.

      As of November 30, 2002, the Fund had a capital loss carryforward of approximately $30,883,400 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $3,929,500 and foreign currency losses of approximately $39,600 as having occurred in the following fiscal year.

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Series' investment and the net unrealized depreciation as of November 30, 2002 were as follow:

                                                        Other            Net
  Tax Basis                                          Cost Basis       Unrealized
of Investments     Appreciation     Depreciation     Adjustments     Depreciation
--------------     ------------     ------------     -----------     ------------
 $ 279,883,675     $ 18,591,940     $(44,152,422)     $ (66,171)     $(25,626,653)

      The difference between book basis and tax basis is primarily attributable to wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of $.01 par value per share of common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2002:
Shares sold                                                    1,613,144    $ 19,832,060
Shares issued in reinvestment of distributions                   313,119       4,551,152
Shares reacquired                                             (3,014,810)    (34,448,909)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,088,547)    (10,065,697)
Shares issued upon conversion from Class B                       215,137       2,703,079
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (873,410)   $ (7,362,618)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    2,117,197    $ 32,183,447
Shares issued in reinvestment of distributions                   995,497      15,588,289
Shares reacquired                                             (2,975,102)    (42,880,794)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     137,592       4,890,942
Shares issued upon conversion from Class B                       465,333       7,113,267
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    602,925    $ 12,004,209
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          27

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Notes to Financial Statements Cont'd.

Class B                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended November 30, 2002:
Shares sold                                                    1,447,580    $ 18,224,418
Shares issued in reinvestment of distributions                   756,849      10,760,979
Shares reacquired                                             (3,668,876)    (41,145,964)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,464,447)    (12,160,567)
Shares reacquired upon conversion into Class A                  (220,524)     (2,703,079)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,684,971)   $(14,863,646)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    3,396,667    $ 50,876,411
Shares issued in reinvestment of distributions                 2,287,490      35,341,206
Shares reacquired                                             (3,316,764)    (48,457,671)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,367,393      37,759,946
Shares reacquired upon conversion into Class A                  (472,477)     (7,113,267)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,894,916    $ 30,646,679
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                      493,146    $  6,196,776
Shares issued in reinvestment of distributions                   310,933       4,429,148
Shares reacquired                                             (1,923,259)    (22,204,153)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,119,180)   $(11,578,229)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,278,413    $ 19,172,691
Shares issued in reinvestment of distributions                   977,360      15,103,345
Shares reacquired                                             (1,692,346)    (24,636,669)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    563,427    $  9,639,367
                                                              ----------    ------------
                                                              ----------    ------------
Class Z
------------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                      996,382    $ 12,682,265
Shares issued in reinvestment of distributions                   110,621       1,625,253
Shares reacquired                                             (1,417,470)    (17,535,263)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (310,467)   $ (3,227,745)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,512,595    $ 23,209,758
Shares issued in reinvestment of distributions                   322,779       5,076,681
Shares reacquired                                             (1,446,101)    (21,529,845)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    389,273    $  6,756,594
                                                              ----------    ------------
                                                              ----------    ------------

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights

                                                                              Class A
                                                 ------------------------------------------------------------------
                                                           Year Ended November 30,                June 30, 1999(b)
                                                 --------------------------------------------          Through
                                                         2002              2001        2000       November 30, 1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  15.62           $ 18.51     $ 10.86          $ 10.00
                                                       --------           -------     -------         --------
Income/loss from investment operations
Net investment loss                                        (.04)             (.01)       (.01)(d)         (.02)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                           (3.99)              .10        7.81              .88
                                                       --------           -------     -------         --------
      Total from investment operations                    (4.03)              .09        7.80              .86
                                                       --------           -------     -------         --------
Less distributions:
Distributions from net realized gains                      (.81)            (2.98)       (.15)              --
                                                       --------           -------     -------         --------
Net asset value, end of period                         $  10.78           $ 15.62     $ 18.51          $ 10.86
                                                       --------           -------     -------         --------
                                                       --------           -------     -------         --------
TOTAL RETURN(a):                                         (27.09)%             .76%      72.32%            8.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 54,246           $92,196     $98,129          $36,646
Average net assets (000)                               $ 72,143           $94,702     $59,890          $32,032
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(f)                              1.37%             1.29%       1.10%(d)         1.59%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.12%             1.04%        .85%(d)         1.34%(c)(d)
   Net investment loss                                     (.48)%            (.49)%      (.13)%(d)         (.43)%(c)(d)
For Class A, B, C and Z shares:
Portfolio turnover rate                                     116%               94%        138%              61%(e)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
(e) Not annualized.
(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

    See Notes to Financial Statements                                     29

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                                               Class B
                                                 --------------------------------------------------------------------
                                                            Year Ended November 30,                 June 30, 1999(b)
                                                 ----------------------------------------------          Through
                                                         2002               2001         2000       November 30, 1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  15.30           $  18.31     $  10.83          $ 10.00
                                                     ----------           --------     --------         --------
Income/loss from investment operations
Net investment loss                                        (.17)              (.21)        (.11)(d)         (.05)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                           (3.85)               .18         7.74              .88
                                                     ----------           --------     --------         --------
      Total from investment operations                    (4.02)              (.03)        7.63              .83
                                                     ----------           --------     --------         --------
Less distributions:
Distributions from net realized gains                      (.81)             (2.98)        (.15)              --
                                                     ----------           --------     --------         --------
Net asset value, end of period                         $  10.47           $  15.30     $  18.31          $ 10.83
                                                     ----------           --------     --------         --------
                                                     ----------           --------     --------         --------
TOTAL RETURN(a):                                         (27.62)%              .06%       70.85%            8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $129,568           $215,087     $222,772          $89,061
Average net assets (000)                               $164,481           $207,806     $156,579          $74,448
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 2.12%              2.04%        1.85%(d)         2.34%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.12%              1.04%         .85%(d)         1.34%(c)(d)
   Net investment loss                                    (1.23)%            (1.24)%       (.87)%(d)        (1.20)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                                              Class C
                                                 ------------------------------------------------------------------
                                                           Year Ended November 30,                June 30, 1999(b)
                                                 --------------------------------------------          Through
                                                         2002              2001        2000       November 30, 1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  15.30           $ 18.31     $ 10.83          $ 10.00
                                                       --------           -------     -------         --------
Income/loss from investment operations
Net investment loss                                        (.18)             (.22)       (.12)(d)         (.05)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                           (3.84)              .19        7.75              .88
                                                       --------           -------     -------         --------
      Total from investment operations                    (4.02)             (.03)       7.63              .83
                                                       --------           -------     -------         --------
Less distributions:
Distributions from net realized gains                      (.81)            (2.98)       (.15)              --
                                                       --------           -------     -------         --------
Net asset value, end of period                         $  10.47           $ 15.30     $ 18.31          $ 10.83
                                                       --------           -------     -------         --------
                                                       --------           -------     -------         --------
TOTAL RETURN(a):                                         (27.62)%             .06%      70.85%            8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 47,750           $86,887     $93,698          $46,551
Average net assets (000)                               $ 63,423           $86,176     $69,491          $41,090
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 2.12%             2.04%       1.85%(d)         2.34%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.12%             1.04%        .85%(d)         1.34%(c)(d)
   Net investment loss                                    (1.23)%           (1.23)%      (.87)%(d)        (1.18)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Financial Highlights Cont'd.

                                                                              Class Z
                                                 ------------------------------------------------------------------
                                                           Year Ended November 30,                June 30, 1999(b)
                                                 --------------------------------------------          Through
                                                         2002              2001        2000       November 30, 1999
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  15.74           $ 18.58     $ 10.88          $ 10.00
                                                       --------           -------     -------          -------
Income/loss from investment operations
Net investment income (loss)                                 --(e)            .04         .01(d)          (.01)(d)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                          (4.03)               .10        7.84              .89
                                                       --------           -------     -------          -------
      Total from investment operations                   (4.03)               .14        7.85              .88
                                                       --------           -------     -------          -------
Less distributions:
Distributions from net realized gains                     (.81)             (2.98)       (.15)              --
                                                       --------           -------     -------          -------
Net asset value, end of period                         $  10.90           $ 15.74     $ 18.58          $ 10.88
                                                       --------           -------     -------          -------
                                                       --------           -------     -------          -------
TOTAL RETURN(a):                                         (26.88)%            1.14%      72.55%            8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                        $ 19,106           $32,475     $31,101          $ 8,381
Average net assets (000)                               $ 24,447           $30,209     $17,429          $ 6,932
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                                 1.12%             1.04%        .85%(d)         1.34%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                                 1.12%             1.04%        .85%(d)         1.34%(c)(d)
   Net investment income (loss)                            (.23)%            (.25)%       .12%(d)         (.20)%(c)(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
(e) Less than ($0.005).

    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund (the 'Fund') at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 21, 2003
                                                                          33

       Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2002) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions for Class A, B, C, and Z shares totaling $0.81 per share, comprised of $0.562 per share short-term capital gains which are taxable as ordinary income and $0.243 per share long-term capital gains which are taxable as such.

      In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2002.

                                                        ANNUAL REPORT
                                                        NOVEMBER 30, 2002


            PRUDENTIAL
            SECTOR FUNDS, INC.
-------------------------------------------------------------------------------
            HEALTH SCIENCES FUND


                                                        MANAGEMENT OF
                                                        THE COMPANY

     Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
                                       www.prudential.com  (800) 225-1852

             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        since 2000    Currently President Emeritus         80        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation;
                                                              (1978-2002) of New Jersey                      Director (since 1995)
                                                              Institute of Technology;                       of Prosperity New
                                                              Commissioner (1998-2002) of                    Jersey.
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        since 1981    Marketing Consultant.                88

Douglas H. McCorkindale (63)    Director        since 1996    Chairman (since February             77        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    36                                                                    37

   Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
                                     www.prudential.com   (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of Greater                  of First Financial
                                                              Rochester Metro Chamber of                     Fund, Inc. and Director
                                                              Commerce, Rochester City                       (since 1988) of The
                                                              Manager; formerly Deputy                       High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        since 1996    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        since 1993    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        since 1996    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992) and Kmart
                                                              marketing); formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

    38                                                                    39

   Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
                                     www.prudential.com   (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        since 1996    President (since 1983) of            94        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    40                                                                    41

  Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
                                    www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

      Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    42                                                                    43

   Prudential Sector Funds, Inc.     Prudential Health Sciences Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Advisers (Jennison Associates LLC
      and Prudential Investment Management, Inc.) or the Distributor (Prudential
      Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Directors is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    44                                                                    45

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Prudential Mutual Funds


Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                        www.prudential.com    (800) 225--1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


 *This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with Prudential mutual funds.

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one--half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage--backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-- sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                  www.prudential.com   (800) 225--1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12--month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Class A    Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 11/30/02

                       One Year    Since Inception
With Sales Charge      -30.74%       8.11%
Without Sales Charge   -27.09%       9.75%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class A shares) with a similar investment in the Standard & Poor's SuperComposite (S&P SC) 1500
Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year
(November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front--end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service
(12b--1) fee waiver for Class A shares, the returns would have been lower.
The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks; the S&P Mid--Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small--capitalization stocks. The S&P SC Health Care Index is an unmanaged capitalization--weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                                  www.prudential.com     (800) 225--1852

Class B     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 11/30/02

                            One Year    Since Inception
With Sales Charge            -31.04%       8.45%
Without Sales Charge         -27.62%       8.93%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class B shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class B shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge
(CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid--Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small--capitalization stocks. The S&P SC Health Care Index is an unmanaged capitalization--weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Prudential Sector Funds, Inc.    Prudential Health Sciences Fund

Class C     Growth of a $10,000 Investment

                         (CHART)

Average Annual Total Returns as of 11/30/02

                       One Year    Since Inception
With Sales Charge       -29.02%        8.61%
Without Sales Charge    -27.62%        8.93%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class C shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Health Care
Index by portraying the initial account values at the commencement of operations of Class C shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front--end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid--Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-- capitalization stocks. The S&P SC Health Care Index is an unmanaged capitalization--weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                www.prudential.com    (800) 225--1852

Class Z     Growth of a $10,000 Investment

                          (CHART)

Average Annual Total Returns as of 11/30/02

       One Year    Since Inception
        -26.88%        10.06%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Health Sciences Fund (Class Z shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Health Care
Index by portraying the initial account values at the commencement of operations of Class Z shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b--1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-- capitalization stocks. The S&P SC Health Care Index is an unmanaged capitalization--weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes.
The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102--4077
(800) 225--1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------   ---------
    Class A     PHLAX    74437K509
    Class B     PHLBX    74437K608
    Class C     PHLCX    74437K707
    Class Z     PHSZX    74437K806

MF188E3    IFS-A076900

                                           ANNUAL REPORT
                                           NOVEMBER 30, 2002

PRUDENTIAL
TECHNOLOGY FUND

FUND TYPE
Sector stock

OBJECTIVE
Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.    PRUDENTIAL FINANCIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Technology Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Technology Fund (the Fund) seeks to achieve long-term capital appreciation by investing at least 80% of its total assets in securities of companies that its investment advisers expect will derive a substantial portion of their sales from products or services in technology and technology-related activities in the computer, electronics, and electronic equipment industries. The Fund is divided into two separately managed portfolios of approximately equal assets. One is the Strategically Managed Portfolio that is actively managed and holds a relatively small number of securities in which the managers have the highest confidence. The other is the Enhanced Index Portfolio that consists of securities selected from those in the Standard & Poor's SuperComposite (S&P SC) Technology Index. This Portfolio focuses on outperforming the Index while maintaining similar industry exposures and risk characteristics. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Expressed as a percentage of
net assets as of 11/30/02
    26.7%   Software
    16.5    Semiconductor Equipment & Products
    13.8    Computers & Peripherals
     9.0    Communications Equipment
     6.8    Media
     5.2    Electronic Equipment & Instruments
     4.2    Commercial Services & Supplies
     2.9    IT Consulting & Services
     2.2    Diversified Financials
     1.9    Wireless Telecommunication Services
     9.7    Other
     1.1    Cash & Equivalents

Portfolio composition is subject to change.

Five Largest Holdings

Expressed as a percentage of
net assets as of 11/30/02
    12.9%  Microsoft Corp.
           Software
    5.6    Intel Corp.
           Semiconductor Equipment & Products
    5.4    International Business Machines Corp.
           Computers & Peripherals
    4.9    Cisco Systems, Inc.
           Communications Equipment
    2.9    Hewlett-Packard Co.
           Computers & Peripherals

Holdings are subject to change.

                   www.prudential.com    (800) 225-1852

Annual Report    November 30, 2002

Cumulative Total Returns1                              As of 11/30/02

                                           One Year    Since Inception2
Class A                                    -27.16%         -41.48%
Class B                                    -27.81          -43.00
Class C                                    -27.81          -43.00
Class Z                                    -26.97          -40.94
S&P SC 1500 Index3                         -10.16           -4.09
S&P SC Technology Index4                   -28.09          -50.52
Lipper Science & Technology Funds Avg.5    -33.44          -49.24

Average Annual Total Returns1                       As of 12/31/02

                        One Year    Since Inception2
    Class A              -39.01%       -18.50%
    Class B              -39.51        -18.32
    Class C              -37.59        -18.14
    Class Z              -35.68        -17.10

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception date: Class A, B, C, and Z, 6/30/99. 3The Standard & Poor's SuperComposite (S&P SC) 1500 Index is an unmanaged index that is a combination of the Standard &
Poor's 500 Composite Stock Price Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. 4The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. 5The Lipper Science & Technology Funds Average is based on the average return for all funds in each share class for the one-year and since inception periods. Funds in the Lipper Science & Technology Funds Average invest at least 65% of their assets in science and technology stocks. Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and S&P SC Technology Index would be lower if they included the effect of sales charges, operating expenses, or taxes.

PRUDENTIAL FINANCIAL (LOGO)                         January 15, 2003

DEAR SHAREHOLDER,
The 12-month period ended November 30, 2002--the fiscal year of the Prudential Technology Fund--was among the worst for equity investors in more than half a century. The market was overwhelmed by poor earnings reports, a string of financial scandals, and geopolitical uncertainty. Although the market has recovered somewhat since then, all sectors had negative returns over the Fund's fiscal year.

The Fund's performance was above its benchmark, the Standard & Poor's SuperComposite (S&P SC) Technology Index, and substantially better than the performance of its peers, as represented by the Lipper Science & Technology Funds Average. However, the poor market resulted in a large negative return. The end of 2002 marked the first three-year decline of the U.S. equity market since 1939-1941. It has been a challenging time for equity investors. We encourage you to talk with your financial professional about the impact of these events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Technology Fund

Prudential Sector Funds, Inc.    Prudential Technology Fund

Annual Report    November 30, 2002

INVESTMENT ADVISERS' REPORT

OVERVIEW--SPENDING ON TECHNOLOGY REMAINED LOW
Extremely poor profits during the period and no clear evidence of a recovery contributed to the broad decline of technology stocks. The Fund consists of two separately managed portfolios--an Enhanced Index Portfolio that doesn't stray far from the risk profile of the S&P SC Technology Index, and a Strategically Managed Portfolio that takes a more aggressive growth stance. Both outperformed the benchmark by margins that would be significant in an ordinary year, but appear small in comparison with the market's overall decline this reporting period.

THE ENHANCED INDEX PORTFOLIO
The advisers of the Enhanced Index Portfolio use a disciplined quantitative analysis of financial and market data to rank every stock in the S&P SC Technology Index. Then they apply sophisticated risk control techniques that allow them to overweight the stocks they have identified as attractive while still limiting the risk of significant deviations from the benchmark. This process of constructing the Portfolio results in only small deviations from the Index weightings for individual positions or industry groups.

During this period, the Portfolio outperformed the Index primarily because we selected stocks within industries well, particularly in the communications equipment, computer peripherals, and software industries. For example, the Portfolio benefited from a significant underweight in the leading communications equipment companies, including Nortel Networks, JDS Uniphase, CIENA, Lucent Technologies, and Comverse Technology. We added to return with selective overweights in the software group, including Symantec, Electronic Arts, and Avant!. Deviations from the Index composition in industry groups had a negligible impact during this reporting period. Although our emphasis on the very strong data processing services industry helped return, this advantage was offset by our emphasis on the weak computer group.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Annual Report    November 30, 2002

Five Largest Holdings--Enhanced Index Portfolio          As of 11/30/02


                                     Industry               % of Total Enhanced        % of S&P SC
  Security                            Group                 Index Market Value    Technology Index*
Microsoft Corp.                     Software                       20.8%                20.5%
International Business
Machines Corp. (IBM)      Computers & Peripherals                   9.9                  9.7
Intel Corp.             Semiconductor Equipment & Products          9.3                  9.1
Cisco Systems, Inc.      Communications Equipment                   7.5                  7.2
Dell Computer Corp.       Computers & Peripherals                   5.2                  4.9
*Source: Factset.

Holdings are subject to change.

THE STRATEGICALLY MANAGED PORTFOLIO
Low corporate profits reduced budgets for information technology purchases during the Fund's reporting period. Most companies focused on reducing their costs and adjusting to the business slowdown. They also were assimilating software systems and equipment that they had purchased during the information technology boom in the late 1990s, so they had little interest in making new commitments.

When companies did want to buy, demand often could be met at low prices from existing equipment that was left over from the boom years. Some was unsold inventory, built up when growth projections were rosy. Some was the residue of the Internet boom when hundreds of new companies, flush with inexpensive investment capital, purchased the best available computer networks. When many of these companies dissolved, the equipment was released on the market. The supply of unused and barely used equipment had a noticeable impact on demand for new electronic goods.

Another factor was the depressed telecommunications sector, which had been a large consumer of information technology products.
Telecommunications providers overbuilt infrastructure for new services. During the Fund's fiscal year, several large telecommunications companies filed for bankruptcy. Existing network infrastructure will be adequate
                            www.prudential.com    (800) 225-1852

for some time. Moreover, the new generation of interactive and multimedia-enabled wireless devices was delayed by technical difficulties. This delayed demand for components such as semiconductor chips, handsets, and transmitters.

We believe this information technology slowdown is coming to an end. Many undercapitalized and weak companies have been weeded out through acquisitions and bankruptcies. We think that IBM's recent purchase of Rational Software-- which produced a gain on the Fund's position in the acquired firm--showed that even a strong company like Rational needed a broader product line and distribution system to prosper. In our view, the industry will be stronger after further consolidation.

The Strategically Managed Portfolio invested defensively. As it became clear that economic growth would be sluggish, we tried to minimize the Portfolio's exposure to companies dependent on capital investment in information technology. Later in the year, as investors began to look forward to recovery in 2003, we repositioned the Portfolio again to benefit from growth. Through most of the period, we emphasized service companies that exploited Internet technology, software firms, and companies that make semiconductor chips or the equipment used in their production. The results were, overall, better than our benchmark and much better than the Lipper Science & Technology Funds Average.

We bought some bargains. We added a position in Western Wireless (see Comments on Largest Holdings--Strategically Managed Portfolio) at a very low price late in the reporting period. Not only were wireless services stocks dropping sharply, but rural cellular providers were hurt by uncertainty about the high roaming revenues that had made them particularly attractive investments. We thought Western Wireless shares fell to a price that represented a compelling value, given our expectation that wireless usage in the United States would eventually approach the much higher rates in both Europe and

Prudential Sector Funds, Inc.    Prudential Technology Fund

Annual Report    November 30, 2002

Asia. The stock more than doubled before the period's end, as other investors began to look at its prospects beyond the immediate downturn.

We added a position in NDCHealth (see Comments on Largest Holdings-- Strategically Managed Portfolio), a software company selling to the healthcare sector. It registered strong growth in the drug company, physician, and pharmacy markets, and its share price had a healthy gain. We also had an advance on our position in one of its competitors, WebMD, whose earnings met analysts' expectations. We sold our positions in the mail-order pharmacy benefit managers Express Scripts and Caremark, locking in profits.

Some of our holdings had large declines. The largest detractor from return was Gemstar-TV Guide International, which has a patented electronic program guide that drives a highly trafficked website. The stock declined substantially when another firm mounted a legal challenge to Gemstar's patents. Gemstar lost its case, and we took our loss.

We sold several positions at significant losses, even though we still expect the companies to perform well in an economic recovery. Given the economic uncertainty, we thought there were less exposed investments available. In some cases, share prices already have begun to rise, and they may be in the portfolio again in the future. They include companies that are dominant in their industries, such as Oracle and Taiwan Semiconductor Manufacturing.

We sold our position in Concord EFS, which processes debit card and ATM transactions, at a loss. Transaction volume declined and the business became more competitive, reducing our expectations for Concord EFS' earnings growth.

                                      www.prudential.com    (800) 225-1852

LOOKING AHEAD
By now, unsold inventory has largely been sold off or otherwise eliminated and there are signs of rising demand. Surveys of chief information officers indicate that they plan higher expenditures in 2003. Although we don't expect technology growth like that in the boom period, we do anticipate a significant percentage growth over the poor earnings of 2002.

We are focused on companies with sound balance sheets and strong product lines, looking for firms where rising sales will be quickly translated into earnings growth. We are finding these particularly in software companies, where the costs of production are minimal, and in companies whose manufacturing operations are particularly efficient, which usually requires scale. That size advantage belongs to companies with strong positions in their industries. In addition to those in the table of largest holdings, we hold Intel, Texas Instruments, Hewlett-Packard, Nokia, MedImmune, and Synopsis. We will continue to monitor areas where share prices have already risen, such as semiconductors, wireless telecommunications, and electronic equipment, to seek out companies with strong fundamentals that still have attractive valuations (share prices in relation to a firm's earnings and assets).

Companies that have found profitable business models that exploit the advantages of the Internet are likely to be more profitable now that the clutter of innumerable weak competitors is gone.

Prudential Technology Fund Management Team
                                                                     7

Prudential Sector Funds, Inc.    Prudential Technology Fund

Holdings expressed as a percentage of the specified portfolio

Comments on Largest Holdings--
Strategically Managed Portfolio  As of 11/30/02
----------------------------------------------------------------------------
5.2%  Microsoft Corp./Software
      Microsoft is the world's dominant software company, and we were able to buy it well below its historic highs. It has enormous amounts of cash, so it can sustain continued high levels of research and development even during the industry downturn. We think its antitrust risk has already been priced into the stock. It is rolling out its XP computer operating system and its Xbox game console. We expect to see a replacement cycle for personal computers because those bought during the surge of sales in 1998 and 1999 look increasingly dated.
      We hold the stock at about its weight in the S&P 500 Index.

2.8%  Solectron Corp./Electronic Equipment & Instruments
      Solectron is a contract manufacturer for the electronics industry, making telecommunications, computer, and other electronic components for firms that design and market the products. Its exposure to business fundamentals is broadly diversified, so we expect its profitability to respond quickly to any improvement in the demand for electronic goods.

2.7%  Western Wireless Corp./Wireless Telecommunication Services
      Western provides wireless communication services in the western United States. The company offers cellular service marketed under the Cellular One name and provides personal communications services marketed under the Voicestream name. It has grown rapidly both internally and through acquisitions. Because it operates in areas with low population density, Western is less subject to competition.

2.3%  Cisco Systems, Inc./Communications Equipment
      Cisco dominates the market for the routers and switches that steer information around computer networks, including corporate networks and the Internet.

2.2%  NDCHealth Corp./Commercial Services & Supplies
      NDCHealth sells practice management software to the healthcare industry, connecting hospitals, pharmacies, physicians, and those who pay the bills. It aggregates the information for pharmaceutical companies.
      We think it is a way to capitalize on the trend toward electronic claims processing and record keeping.

      Holdings are subject to change.

                                    ANNUAL REPORT
                                    NOVEMBER 30, 2002

PRUDENTIAL
SECTOR FUNDS, INC.
----------------------------------------------------
TECHNOLOGY FUND




FINANCIAL STATEMENTS

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.9%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  1.2%
      23,600   L-3 Communications Holdings, Inc.(a)                 $      1,060,584
       9,100   Northrop Grumman Corp.                                        881,881
                                                                    ----------------
                                                                           1,942,465
-------------------------------------------------------------------------------------
Biotechnology  1.5%
      24,300   Affymetrix, Inc.(a)                                           658,530
      18,000   IDEC Pharmaceuticals Corp.(a)                                 592,200
      45,700   MedImmune, Inc.(a)                                          1,205,566
                                                                    ----------------
                                                                           2,456,296
-------------------------------------------------------------------------------------
Commercial Services & Supplies  4.2%
      58,200   Ceridian Corp.(a)                                             838,080
      32,100   CheckFree Corp.(a)                                            628,839
      18,500   ChoicePoint, Inc.(a)                                          695,230
      24,000   DST Systems, Inc.(a)                                          910,800
      33,500   FactSet Research Systems, Inc.                              1,035,150
      99,600   NDCHealth Corp.                                             1,831,644
      19,000   The Dun & Bradstreet Corp.(a)                                 670,130
                                                                    ----------------
                                                                           6,609,873
-------------------------------------------------------------------------------------
Communications Equipment  9.0%
       7,200   3Com Corp.(a)                                                  37,080
       5,600   Adaptec, Inc.(a)                                               37,744
      34,700   ADC Telecommunications, Inc.(a)                                75,299
       5,000   ADTRAN, Inc.(a)                                               166,000
       4,600   Advanced Fibre Communications, Inc.(a)                         83,628
       9,500   Avocent Corp.(a)                                              223,725
       1,000   Black Box Corp.                                                49,950
     109,700   Brocade Communications Systems, Inc.(a)                       624,193
     518,700   Cisco Systems, Inc.(a)                                      7,739,004
         900   CommScope, Inc.(a)                                              8,100
         700   Concerto Software, Inc.(a)                                      4,480
       3,400   Inter-Tel, Inc.                                                85,374
      24,000   JDS Uniphase Corp.(a)                                          81,840

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      23,500   McDATA Corp., Class A(a)                             $        204,920
     122,855   Motorola, Inc.                                              1,398,090
      52,600   Nokia Corp. (ADR)                                           1,010,446
       4,200   PC-Tel, Inc.(a)                                                32,130
       4,600   Plantronics, Inc.(a)                                           82,616
       1,000   Polycom, Inc.(a)                                               11,410
         400   Powerwave Technologies, Inc.(a)                                 2,632
      53,200   QUALCOMM, Inc.(a)                                           2,192,904
       9,000   Scientific-Atlanta, Inc.                                      122,400
      11,200   Tellabs, Inc.(a)                                               99,344
                                                                    ----------------
                                                                          14,373,309
-------------------------------------------------------------------------------------
Computers & Peripherals  13.8%
      11,000   Apple Computer, Inc.(a)                                       170,500
      55,400   Avid Technology, Inc.(a)                                    1,086,948
     142,600   Dell Computer Corp.(a)                                      4,074,082
     114,700   EMC Corp.(a)                                                  831,575
      16,600   Gateway, Inc.(a)                                               63,246
     233,384   Hewlett-Packard Co.                                         4,546,320
       2,300   Hutchinson Technology, Inc.(a)                                 62,445
       3,900   Imation Corp.(a)                                              160,524
      98,300   International Business Machines Corp.                       8,561,930
      10,500   Lexmark International Group, Inc.(a)                          694,470
       7,200   NCR Corp.(a)                                                  198,720
      11,700   Network Appliance, Inc.(a)                                    162,279
       9,900   Pinnacle Systems, Inc.(a)                                     139,887
      11,900   Rainbow Technologies, Inc.(a)                                 100,912
       7,500   SanDisk Corp.(a)                                              208,125
      10,500   Storage Technology Corp.(a)                                   231,945
     165,900   Sun Microsystems, Inc.(a)                                     711,877
                                                                    ----------------
                                                                          22,005,785
-------------------------------------------------------------------------------------
Containers & Packaging  0.2%
       6,700   Sealed Air Corp.(a)                                           251,936
-------------------------------------------------------------------------------------
Diversified Financials  2.2%
      46,100   Investment Technology Group, Inc.(a)                        1,358,567
      29,900   Merrill Lynch & Co., Inc.                                   1,300,650

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      56,800   Stilwell Financial, Inc.                             $        836,096
                                                                    ----------------
                                                                           3,495,313
-------------------------------------------------------------------------------------
Electrical Equipment  0.1%
         600   Harris Corp.                                                   16,152
       7,800   Molex, Inc.                                                   218,790
                                                                    ----------------
                                                                             234,942
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  5.2%
      67,746   Agilent Technologies, Inc.(a)                               1,314,950
         200   Arrow Electronics, Inc.(a)                                      3,226
         200   Avnet, Inc.(a)                                                  2,830
       7,400   Benchmark Electronics, Inc.(a)                                230,214
       4,800   Checkpoint Systems, Inc.(a)                                    52,272
       3,200   Cognex Corp.(a)                                                71,840
       3,900   Diebold, Inc.                                                 154,557
       2,700   FLIR Systems, Inc.(a)                                         117,450
       2,300   Global Imaging Systems, Inc.(a)                                43,219
       6,600   Intermagnetics General Corp.(a)                               143,286
       1,600   Itron, Inc.(a)                                                 40,480
      17,700   Jabil Circuit, Inc.(a)                                        379,665
      15,800   Methode Electronics, Inc., Class A                            157,210
       4,200   PerkinElmer, Inc.                                              35,952
       3,700   Planar Systems, Inc.(a)                                        77,034
         800   Plexus Corp.(a)                                                12,176
     499,600   Solectron Corp.(a)                                          2,308,152
      92,100   Symbol Technologies, Inc.                                     947,709
      51,700   Tech Data Corp.(a)                                          1,586,156
       4,300   Tektronix, Inc.(a)                                             84,796
       1,300   Teledyne Technologies, Inc.(a)                                 19,318
      11,900   Thermo Electron Corp.(a)                                      233,121
       6,600   Trimble Navigation Ltd.(a)                                     92,400
         500   Varian, Inc.(a)                                                15,710
       6,800   Vishay Intertechnology, Inc.(a)                                96,084
       3,400   Waters Corp.(a)                                                91,120
                                                                    ----------------
                                                                           8,310,927

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Energy Equipment & Services  0.7%
      28,500   Weatherford International, Inc.(a)                   $      1,149,690
-------------------------------------------------------------------------------------
Health Care Providers & Services  1.2%
      37,000   Caremark Rx, Inc.(a)                                          653,420
     140,600   WebMD Corp.(a)                                              1,203,536
                                                                    ----------------
                                                                           1,856,956
-------------------------------------------------------------------------------------
Internet & Catalog Retail  1.3%
       9,300   eBay, Inc.(a)                                                 641,235
      33,600   Ticketmaster, Class A(a)                                      866,544
      20,100   USA Interactive, Inc.(a)                                      558,780
                                                                    ----------------
                                                                           2,066,559
-------------------------------------------------------------------------------------
Internet Software & Services  1.7%
      17,000   Hotels.com, Class A(a)                                      1,237,940
      16,000   Internet Security Systems, Inc.(a)                            400,496
     131,300   RealNetworks, Inc.(a)                                         506,818
      31,400   Yahoo!, Inc.(a)                                               573,678
                                                                    ----------------
                                                                           2,718,932
-------------------------------------------------------------------------------------
IT Consulting & Services  2.9%
       9,900   Acxiom Corp.(a)                                               151,965
       4,700   Affiliated Computer Services, Inc., Class A(a)                235,000
      20,300   Caci International, Inc., Class A(a)                          773,430
      36,300   Computer Sciences Corp.(a)                                  1,266,507
      23,400   Electronic Data Systems Corp.                                 433,836
       3,400   Gartner, Inc., Class B(a)                                      32,946
       1,300   StarTek, Inc.(a)                                               34,450
      57,100   SunGuard Data Systems, Inc.(a)                              1,334,427
       6,200   The Titan Corp.(a)                                             73,408
      18,800   Unisys Corp.(a)                                               210,560
                                                                    ----------------
                                                                           4,546,529
-------------------------------------------------------------------------------------
Media  6.8%
      53,500   EchoStar Communications Corp., Class A(a)                   1,091,935
      64,700   Entravision Communications Corp., Class A(a)                  705,877

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     173,400   Gemstar-TV Guide International, Inc.(a)              $        648,516
      66,700   General Motors Corp., Class H(a)                              779,056
      50,000   Gray Television, Inc.                                         506,000
      89,800   Liberty Media Corp., Class A(a)                               948,288
      32,500   Lin TV Corp., Class A(a)                                      793,000
      44,200   News Corp. Ltd. (ADR) (Australia)                           1,052,402
      20,100   Omnicom Group, Inc.                                         1,367,805
     110,300   Pearson PLC (ADR) (United Kingdom)                          1,277,274
       9,100   Scripps Co., E. W., Class A                                   721,448
      63,400   TMP Worldwide, Inc.(a)                                        923,738
                                                                    ----------------
                                                                          10,815,339
-------------------------------------------------------------------------------------
Office Electronics  0.4%
      40,600   Xerox Corp.(a)                                                354,032
       4,800   Zebra Technologies Corp., Class A(a)                          308,160
                                                                    ----------------
                                                                             662,192
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  16.5%
       1,600   Advanced Micro Devices, Inc.(a)                                13,600
     152,200   Altera Corp.(a)                                             2,211,466
      18,400   Analog Devices, Inc.(a)                                       564,696
      69,676   Applied Materials, Inc.(a)                                  1,187,976
       3,800   Applied Micro Circuits Corp.(a)                                17,328
       3,400   Broadcom Corp.(a)                                              66,470
       2,100   Cabot Microelectronics Corp.(a)                               126,735
      11,800   Cree, Inc.(a)                                                 279,188
      22,500   Cymer, Inc.(a)                                                817,447
       6,400   Cypress Semiconductor Corp.(a)                                 55,296
      11,100   DSP Group, Inc.(a)                                            192,585
       1,400   DuPont Photomasks, Inc.(a)                                     38,961
       2,400   ESS Technology, Inc.(a)                                        20,880
      22,100   Integrated Device Technology, Inc.(a)                         237,575
     430,200   Intel Corp.                                                 8,982,576
         600   International Rectifier Corp.(a)                               14,976
       2,400   KLA-Tencor Corp.(a)                                           106,008
       3,600   Kopin Corp.(a)                                                 19,008
       2,600   Kulicke & Soffa Industries, Inc.(a)                            15,210

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       1,400   Lam Research Corp.(a)                                $         22,736
      16,300   Linear Technology Corp.                                       541,649
     146,300   LSI Logic Corp.(a)                                          1,212,827
      20,400   Maxim Integrated Products, Inc.                               857,820
       9,300   Microchip Technology, Inc.                                    267,468
      28,100   Micron Technology, Inc.(a)                                    444,261
       9,300   National Semiconductor Corp.(a)                               188,790
      35,700   NVIDIA Corp.(a)                                               611,541
       4,300   ParthusCeva, Inc.(a)                                           30,143
       1,200   Power Integrations(a)                                          24,540
      13,100   QLogic Corp.(a)                                               569,064
      30,900   RF Micro Devices, Inc.(a)                                     376,671
      64,100   Semtech Corp.(a)                                              966,628
      16,800   Skyworks Solutions, Inc.(a)                                   202,440
       1,400   Standard Microsystems Corp.(a)                                 31,150
         600   Teradyne, Inc.(a)                                               9,834
     174,469   Texas Instruments, Inc.                                     3,508,572
      55,200   Xilinx, Inc.(a)                                             1,360,128
                                                                    ----------------
                                                                          26,194,243
-------------------------------------------------------------------------------------
Software  26.8%
      12,700   Adobe Systems, Inc.                                           375,031
      81,200   Amdocs Ltd. PLC (United Kingdom)(a)                           933,800
       1,500   ANSYS, Inc.(a)                                                 30,900
      58,200   Autodesk, Inc.                                                901,518
       3,600   Barra, Inc.(a)                                                132,696
      79,100   BEA Systems, Inc.(a)                                          873,185
       9,300   BMC Software, Inc.(a)                                         166,470
      81,400   Cadence Design Systems, Inc.(a)                             1,173,788
      41,600   Cerner Corp.(a)                                             1,369,056
      26,300   Citrix Systems, Inc.(a)                                       309,025
      22,968   Computer Associates International, Inc.                       347,046
      19,300   Compuware Corp.(a)                                            105,378
       9,100   Electronic Arts, Inc.(a)                                      617,526
      32,350   Fair, Isaac & Co., Inc.                                     1,416,930
       2,900   FileNET Corp.(a)                                               39,875

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
         800   Gerber Scientific, Inc.(a)                           $          3,240
       2,700   Hyperion Solutions Corp.(a)                                    75,249
      10,400   Intuit, Inc.(a)                                               560,976
         700   Kronos, Inc.(a)                                                31,802
      18,300   Macromedia, Inc.(a)                                           224,175
       3,600   Mercury Interactive Corp.(a)                                  120,528
         800   Micros Systems, Inc.(a)                                        19,680
     355,680   Microsoft Corp.(a)                                         20,565,418
      48,800   Network Associates, Inc.(a)                                   890,600
     291,400   Oracle Corp.(a)                                             3,540,510
     230,700   Parametric Technology Corp.(a)                                715,170
      34,900   PeopleSoft, Inc.(a)                                           685,436
       3,200   Radiant Systems, Inc.(a)                                       37,856
       1,200   RadiSys Corp.(a)                                               11,400
      96,300   Rational Software Corp.(a)                                    890,775
       1,000   Roxio, Inc.(a)                                                  5,551
       7,800   Siebel Systems, Inc.(a)                                        66,378
      17,400   Sybase, Inc.(a)                                               231,768
      12,800   Symantec Corp.(a)                                             559,744
      16,800   Synopsys, Inc.(a)                                             873,264
       7,300   Systems & Computer Technology Corp.(a)                         73,438
       8,000   Take-Two Interactive Software, Inc.(a)                        239,440
       9,500   TALX Corp.                                                     92,910
      53,000   The Reynolds & Reynolds Co., Class A                        1,413,510
      31,350   THQ, Inc.(a)                                                  560,224
     126,100   TIBCO Software, Inc.(a)                                       926,961
      14,903   VERITAS Software Corp.(a)                                     270,937
       4,400   Verity, Inc.(a)                                                61,028
                                                                    ----------------
                                                                          42,540,192
-------------------------------------------------------------------------------------
Specialty Retail  1.3%
      32,500   Best Buy Co., Inc.(a)                                         899,600
      60,300   Staples, Inc.(a)                                            1,163,790
                                                                    ----------------
                                                                           2,063,390

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Wireless Telecommunication Services  1.9%
     112,600   AT&T Wireless Services, Inc.(a)                      $        850,130
     330,800   Western Wireless Corp., Class A(a)                          2,193,204
                                                                    ----------------
                                                                           3,043,334
                                                                    ----------------
               Total long-term investments (cost $191,918,829)           157,338,202
                                                                    ----------------
SHORT-TERM INVESTMENTS  1.5%
-------------------------------------------------------------------------------------
Mutual Fund
   2,404,157   Prudential Core Investment Fund - Taxable Money
                Market Series (cost $2,404,157; Note 3)                    2,404,157
                                                                    ----------------
               Total Investments, Before Outstanding Option
                Written  100.4%
                (cost $194,322,986)                                      159,742,359
                                                                    ----------------
Contracts
------------------------------------------------------------------------------------
OUTSTANDING CALL OPTION WRITTEN
         209   Peoplesoft, Inc., expiring 12/21/02 @ $20
                (Premium received $20,481; Note 4)                           (28,215)
                                                                    ----------------
               Total Investments, Net of Outstanding Option
                Written  100.4%
                (cost $194,302,505; Note 5)                              159,714,144
               Liabilities in excess of other assets  (0.4%)                (677,566)
                                                                    ----------------
               Net Assets  100%                                     $    159,036,578
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing securities.
ADR--American Depositary Receipt.
PLC--Public Limited Company (British Company).

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities

                                                                November 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $194,322,986)                         $ 159,742,359
Receivable for investments sold                                       1,693,914
Receivable for Fund shares sold                                         161,597
Dividends and interest receivable                                        39,639
Prepaid expenses                                                          1,488
Foreign tax reclaim receivable                                              218
                                                                -----------------
      Total assets                                                  161,639,215
                                                                -----------------
LIABILITIES
Payable to custodian                                                      9,542
Payable for investments purchased                                     1,016,251
Payable for Fund shares reacquired                                      898,270
Accrued expenses and other liabilities                                  464,216
Distribution fee payable                                                 93,094
Management fee payable                                                   93,049
Outstanding options written (premium received $20,481)                   28,215
                                                                -----------------
      Total liabilities                                               2,602,637
                                                                -----------------
NET ASSETS                                                        $ 159,036,578
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     314,508
   Paid-in capital in excess of par                                 483,446,811
                                                                -----------------
                                                                    483,761,319
   Accumulated net realized loss                                   (290,136,380)
   Net unrealized depreciation on investments                       (34,588,361)
                                                                -----------------
Net assets, November 30, 2002                                     $ 159,036,578
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($43,807,950 / 8,512,023 shares of common stock issued
      and outstanding)                                                    $5.15
   Maximum sales charge (5% of offering price)                              .27
                                                                -----------------
   Maximum offering price to public                                       $5.42
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($80,612,576 / 16,076,460 shares of common stock issued
      and outstanding)                                                    $5.01
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($28,710,014 / 5,725,467 shares of common stock issued
      and outstanding)                                                    $5.01
   Sales charge (1% of offering price)                                      .05
                                                                -----------------
   Offering price to public                                               $5.06
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($5,906,038 / 1,136,835 shares of common stock issued
      and outstanding)                                                    $5.20
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $9,440)         $     571,303
   Interest                                                               9,785
                                                                -----------------
      Total income                                                      581,088
                                                                -----------------
Expenses
   Management fee                                                     1,499,928
   Distribution fee--Class A                                            136,147
   Distribution fee--Class B                                          1,015,489
   Distribution fee--Class C                                            367,895
   Transfer agent's fees and expenses                                 1,061,000
   Reports to shareholders                                              358,000
   Custodian's fees and expenses                                        157,000
   Registration fees                                                     60,000
   Legal fees and expenses                                               34,000
   Audit fee                                                             28,000
   Directors' fees                                                       13,000
   Miscellaneous                                                          6,629
                                                                -----------------
      Total operating expenses                                        4,737,088
   Loan interest expense (Note 2)                                           435
                                                                -----------------
      Total expenses                                                  4,737,523
                                                                -----------------
Net investment loss                                                  (4,156,435)
                                                                -----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                        (97,971,488)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
      Investments                                                    28,955,681
      Options written                                                    (7,734)
                                                                -----------------
                                                                     28,947,947
                                                                -----------------
Net loss on investments                                             (69,023,541)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (73,179,976)
                                                                -----------------
                                                                -----------------

    20                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Statement of Changes in Net Assets

                                                     Year Ended November 30,
                                                ----------------------------------
                                                      2002               2001
----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                            $  (4,156,435)     $  (4,511,223)
   Net realized loss on investments                 (97,971,488)      (176,950,453)
   Net change in unrealized appreciation
      (depreciation) of investments                  28,947,947         32,175,957
                                                -----------------    -------------
   Net decrease in net assets resulting from
      operations                                    (73,179,976)      (149,285,719)
                                                -----------------    -------------
Distributions from net realized capital gains
   (Note 1)
   Class A                                                   --        (11,178,687)
   Class B                                                   --        (24,153,632)
   Class C                                                   --         (8,783,462)
   Class Z                                                   --         (1,693,645)
                                                -----------------    -------------
                                                             --        (45,809,426)
                                                -----------------    -------------
Fund share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold                         39,968,775        108,816,468
   Net asset value of shares issued in
      reinvestment of distributions                          --         44,058,492
   Cost of shares reacquired                        (77,539,813)      (126,376,831)
                                                -----------------    -------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (37,571,038)        26,498,129
                                                -----------------    -------------
Total decrease                                     (110,751,014)      (168,597,016)
NET ASSETS
Beginning of year                                   269,787,592        438,384,608
                                                -----------------    -------------
End of year                                       $ 159,036,578      $ 269,787,592
                                                -----------------    -------------
                                                -----------------    -------------

    See Notes to Financial Statements                                     21

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company. The Company currently consists of four Portfolios:
Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). These financial statements relate to Prudential Technology Fund. The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation.

      The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadvisor.

      Short-term securities which mature in more than 60 days are valued by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio level.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. ('PIM'), and Jennison Associates LLC ('Jennison'). The subadvisory agreements provide that each subadvisor furnishes investment advisory services in connection with the management of a portion of the investment Portfolio of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIM and Jennison performance of such services. PI pays for the services of PIM and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio's assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2002.

      PIMS has advised the Fund that it received approximately $64,800 and $27,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended November 30, 2002, it received approximately $367,900 and $14,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

      PI, PIM, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended November 30, 2002, the amounts of the commitment were as follows: $930 million from December 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The
                                                                          25

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the year ended November 30, 2002. The average daily balance for the seven days the Fund had debt outstanding during the year was approximately $977,857 at a weighted average interest rate of approximately 2.29%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2002, the Fund incurred fees of approximately $789,100 for the services of PMFS. As of November 30, 2002, approximately $60,300 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred fees of approximately $168,300 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc., an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $149,700 for the year ended November 30, 2002. As of November 30, 2002, approximately $11,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2002, the Fund earned income of approximately $93,700 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2002, were $322,523,631 and $358,585,142, respectively.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

      Transactions in options written during the year ended November 30, 2002 were as follows:

                                                         Number of          Premiums
                                                         Contracts          Received
                                                         ----------         ---------
Options outstanding as of November 30, 2001                      --               --
Options written                                                 209          $20,481
Options expired                                                  --               --
                                                         ----------         ---------
Options outstanding as of November 30, 2002                     209          $20,481
                                                         ----------         ---------
                                                         ----------         ---------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (losses) on investments. For the year ended November 30, 2002, the adjustments were to decrease undistributed net investment loss of $4,156,435 and decrease paid-in-capital in excess of par by $4,156,435, due to a non deductible net operating loss for tax purposes. Net investment income, net realized gains and net assets were not affected by the change.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of November 30, 2002 were as follows:

                                                            Other           Total Net
   Tax Basis                                             Cost Basis        Unrealized
 of Investments     Appreciation      Depreciation       Adjustment       Depreciation
----------------   ---------------   ---------------   ---------------   ---------------
  $209,295,305       $6,889,406       $(56,442,352)       $(7,734)        $(49,560,680)

      The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

      As of November 30, 2002, the Fund had no distributable earnings.

      For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2002, of approximately $272,548,000 of which $172,632,000 expires in 2009 and $99,916,000 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. In addition, the Fund has elected to treat net capital losses of approximately $2,616,000 incurred in the one month ended November 30, 2002 as having been incurred in the following fiscal year.

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended November 30, 2002:
Shares sold                                                    3,647,321    $ 20,984,065
Shares reacquired                                             (5,491,281)    (30,713,036)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,843,960)     (9,728,971)
Shares issued upon conversion from Class B                       393,999       2,358,057
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                 (1,449,961)   $ (7,370,914)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended November 30, 2001:
Shares sold                                                    4,993,617    $ 45,400,205
Shares of reinvestment of distributions                          931,270      10,797,258
Shares reacquired                                             (6,151,177)    (52,700,898)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (226,290)      3,496,565
Shares issued upon conversion from Class B                       980,426       9,268,743
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    754,136    $ 12,765,308
                                                             -----------    ------------
                                                             -----------    ------------
Class B
-----------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                    1,853,900    $ 10,757,432
Shares reacquired                                             (5,297,807)    (28,312,287)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (3,443,907)    (17,554,855)
Shares reacquired upon conversion into Class A                  (402,598)     (2,358,057)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                 (3,846,505)   $(19,912,912)
                                                             -----------    ------------
                                                             -----------    ------------

    28

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Notes to Financial Statements Cont'd.

Class B                                                        Shares          Amount
-----------------------------------------------------------  -----------    ------------
Year ended November 30, 2001:
Shares sold                                                    4,361,299    $ 37,834,604
Shares issued in reinvestment of distributions                 2,011,481      23,061,748
Shares reacquired                                             (5,311,723)    (43,587,930)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,061,057      17,308,422
Shares reacquired upon conversion into Class A                  (993,941)     (9,268,743)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     67,116    $  8,039,679
                                                             -----------    ------------
                                                             -----------    ------------
Class C
-----------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                      754,925    $  4,360,793
Shares reacquired                                             (2,362,640)    (12,853,626)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                 (1,607,715)   $ (8,492,833)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,968,013    $ 17,035,533
Shares issued in reinvestment of distributions                   743,900       8,528,754
Shares reacquired                                             (2,595,473)    (21,147,957)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                    116,440    $  4,416,330
                                                             -----------    ------------
                                                             -----------    ------------
Class Z
-----------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                      662,655    $  3,866,485
Shares reacquired                                               (969,396)     (5,660,864)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                   (306,741)   $ (1,794,379)
                                                             -----------    ------------
                                                             -----------    ------------
Year ended November 30, 2001:
Shares sold                                                    1,004,653    $  8,546,126
Shares issued in reinvestment of distributions                   143,459       1,670,732
Shares reacquired                                             (1,097,859)     (8,940,046)
                                                             -----------    ------------
Net increase (decrease) in shares outstanding                     50,253    $  1,276,812
                                                             -----------    ------------
                                                             -----------    ------------

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights

                                                                          Class A
                                                   -----------------------------------------------------
                                                                                        June 30, 1999(b)
                                                       Year Ended November 30,              Through
                                                   --------------------------------       November 30,
                                                    2002        2001         2000             1999
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $  7.07     $ 11.72     $  13.44         $  10.00
                                                   -------     -------     --------         --------
Income/loss from investment operations
Net investment loss                                  (0.10)      (0.07)       (0.11)(d)        (0.04)(d)
Net realized and unrealized gain (loss) on
   investment transactions                           (1.82)      (3.36)       (1.53)            3.80
                                                   -------     -------     --------         --------
   Total from investment operations                  (1.92)      (3.43)       (1.64)            3.76
                                                   -------     -------     --------         --------
Less distributions
Distributions from net realized gain on
   investments                                          --       (1.22)       (0.08)           (0.32)
                                                   -------     -------     --------         --------
Net asset value, end of period                     $  5.15     $  7.07     $  11.72         $  13.44
                                                   -------     -------     --------         --------
                                                   -------     -------     --------         --------
TOTAL RETURN(a)                                     (27.16)%    (33.35)%     (12.39)%          37.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $43,808     $70,417     $107,924         $ 65,991
Average net assets (000)                           $54,459     $86,366     $137,874         $ 46,443
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees(e)                         1.86%       1.53%        1.08%(d)         1.47%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                            1.61%       1.28%        0.83%(d)         1.22%(c)(d)
   Net investment loss                               (1.57)%     (0.85)%      (0.74)%(d)        (1.00)%(c)(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                             164%        154%         151%              38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
(e) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                           Class B
                                                   -------------------------------------------------------
                                                                                          June 30, 1999(b)
                                                        Year Ended November 30,               Through
                                                   ----------------------------------       November 30,
                                                     2002         2001         2000             1999
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $   6.94     $  11.60     $  13.40         $  10.00
                                                   --------     --------     --------     ----------------
Income/loss from investment operations
Net investment loss                                   (0.15)       (0.14)       (0.23)(d)        (0.06)(d)
Net realized and unrealized gain (loss) on
   investment transactions                            (1.78)       (3.30)       (1.49)            3.78
                                                   --------     --------     --------     ----------------
   Total from investment operations                   (1.93)       (3.44)       (1.72)            3.72
                                                   --------     --------     --------     ----------------
Less distributions
Distributions from net realized gain on
   investments                                           --        (1.22)       (0.08)           (0.32)
                                                   --------     --------     --------     ----------------
Net asset value, end of period                     $   5.01     $   6.94     $  11.60         $  13.40
                                                   --------     --------     --------     ----------------
                                                   --------     --------     --------     ----------------
TOTAL RETURN(a)                                      (27.81)%     (33.83)%     (13.03)%          37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 80,613     $138,220     $230,357         $155,801
Average net assets (000)                           $101,549     $170,790     $306,603         $ 97,787
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             2.61%        2.28%        1.83%(d)         2.22%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.61%        1.28%        0.83%(d)         1.22%(c)(d)
   Net investment loss                                (2.32)%      (1.59)%      (1.49)%(d)        (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                          Class C
                                                   -----------------------------------------------------
                                                                                        June 30, 1999(b)
                                                       Year Ended November 30,              Through
                                                   --------------------------------       November 30,
                                                    2002        2001         2000             1999
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $  6.94     $ 11.60     $  13.40         $  10.00
                                                   -------     -------     --------         --------       ---
Income/loss from investment operations
Net investment loss                                  (0.15)      (0.14)       (0.23)(d)        (0.07)(d)
Net realized and unrealized gain (loss) on
   investment transactions                           (1.78)      (3.30)       (1.49)            3.79
                                                   -------     -------     --------         --------
   Total from investment operations                  (1.93)      (3.44)       (1.72)            3.72
                                                   -------     -------     --------         --------
Less distributions
Distributions from net realized gain on
   investments                                          --       (1.22)       (0.08)           (0.32)
                                                   -------     -------     --------         --------
Net asset value, end of period                     $  5.01     $  6.94     $  11.60         $  13.40
                                                   -------     -------     --------         --------
                                                   -------     -------     --------         --------
TOTAL RETURN(a)                                     (27.81)%    (33.83)%     (13.03)%          37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $28,710     $50,876     $ 83,717         $ 66,353
Average net assets (000)                           $36,790     $63,088     $111,334         $ 46,510
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                            2.61%       2.28%        1.83%(d)         2.22%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                            1.61%       1.28%        0.83%(d)         1.22%(c)(d)
   Net investment loss                               (2.31)%     (1.59)%      (1.49)%(d)        (1.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Financial Highlights Cont'd.

                                                                         Class Z
                                                   ---------------------------------------------------
                                                                                      June 30, 1999(b)
                                                      Year Ended November 30,             Through
                                                   ------------------------------       November 30,
                                                    2002       2001        2000             1999
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $ 7.12     $ 11.76     $ 13.46         $  10.00
                                                   ------     -------     -------         --------
Income/loss from investment operations
Net investment loss                                 (0.08)      (0.05)      (0.08)(d)        (0.03)(d)
Net realized and unrealized gain (loss) on
   investment transactions                          (1.84)      (3.37)      (1.54)            3.81
                                                   ------     -------     -------         --------
   Total from investment operations                 (1.92)      (3.42)      (1.62)            3.78
                                                   ------     -------     -------         --------
Less distributions
Distributions from net realized gain on
   investments                                         --       (1.22)      (0.08)           (0.32)
                                                   ------     -------     -------         --------
Net asset value, end of period                     $ 5.20     $  7.12     $ 11.76         $  13.46
                                                   ------     -------     -------         --------
                                                   ------     -------     -------         --------
TOTAL RETURN(a)                                    (26.97)%    (33.14)%    (12.23)%          37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $5,906     $10,274     $16,386         $ 12,711
Average net assets (000)                           $7,193     $12,330     $21,704         $  8,743
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                           1.61%       1.28%       0.83%(d)         1.22%(c)(d)
   Expenses, excluding distribution and
      service (12b-1) fees                           1.61%       1.28%       0.83%(d)         1.22%(c)(d)
   Net investment loss                              (1.32)%     (0.58)%     (0.49)%(d)        (0.75)%(c)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.

    See Notes to Financial Statements                                     33

       Prudential Sector Funds, Inc.     Prudential Technology Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Technology Fund (the 'Fund') at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 21, 2003

                                                        ANNUAL REPORT
                                                        NOVEMBER 30, 2002


            PRUDENTIAL
            SECTOR FUNDS, INC.
--------------------------------------------------------------------------------
            TECHNOLOGY FUND


                                                        MANAGEMENT OF
                                                        THE COMPANY

   Prudential Sector Funds, Inc.     Prudential Technology Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        since 2000    Currently President Emeritus         80        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation;
                                                              (1978-2002) of New Jersey                      Director (since 1995)
                                                              Institute of Technology;                       of Prosperity New
                                                              Commissioner (1998-2002) of                    Jersey.
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        since 1981    Marketing Consultant.                88

Douglas H. McCorkindale (63)    Director        since 1996    Chairman (since February             77        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    36                                                                    37

  Prudential Sector Funds, Inc.     Prudential Technology Fund
                                    www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of Greater                  of First Financial
                                                              Rochester Metro Chamber of                     Fund, Inc. and Director
                                                              Commerce, Rochester City                       (since 1988) of The
                                                              Manager; formerly Deputy                       High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        since 1996    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        since 1993    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        since 1996    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992) and Kmart
                                                              marketing); formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

    38                                                                    39

   Prudential Sector Funds, Inc.     Prudential Technology Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        since 1996    President (since 1983) of            94        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    40                                                                    41

   Prudential Sector Funds, Inc.     Prudential Technology Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.

      Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    42                                                                    43

   Prudential Sector Funds, Inc.     Prudential Technology Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Advisers (Jennison Associates LLC
      and Prudential Investment Management, Inc.) or the Distributor (Prudential
      Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Directors is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    44                                                                    45

Prudential Sector Funds, Inc.    Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                              www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                                 www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Class A    Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 11/30/02

                       One Year    Since Inception
With Sales Charge       -30.80%       -15.76%
Without Sales Charge    -27.16%       -14.49%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Technology Fund (Class A shares) with a similar investment in the Standard & Poor's SuperComposite (S&P SC) 1500 Index and the S&P SC Technology Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                              www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 11/30/02

                        One Year    Since Inception
With Sales Charge       -31.42%        -15.59%
Without Sales Charge    -27.81%        -15.15%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Technology Fund (Class B shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Technology Index by portraying the initial account values at the commencement of operations of Class B shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Sector Funds, Inc.    Prudential Technology Fund

Class C     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 11/30/02

                        One Year    Since Inception
With Sales Charge       -29.25%        -15.40%
Without Sales Charge    -27.81%        -15.15%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Technology Fund (Class C shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Technology Index by portraying the initial account values at the commencement of operations of Class C shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                                www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                      (CHART)

Average Annual Total Returns as of 11/30/02

        One Year    Since Inception
        -26.97%         -14.26%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph compares a $10,000 investment in the Prudential Technology Fund (Class Z shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Technology Index by portraying the initial account values at the commencement of operations of Class Z shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P SC 1500 Index is an unmanaged index that is a combination of the S&P 500 Index, which comprises 500 large, established, publicly traded stocks; the S&P Mid-Cap 400 Index, which measures the performance of the 400 largest companies outside of the S&P 500 Index; and the S&P SmallCap 600 Index, which comprises 600 small-capitalization stocks. The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq    CUSIP
------------    ------    ------
    Class A     PTYAX    74437K889
    Class B     PTYBX    74437K871
    Class C     PTYCX    74437K863
    Class Z     PTFZX    74437K855

MF188E5    IFS-A076897

                                          ANNUAL REPORT
                                          NOVEMBER 30, 2002

PRUDENTIAL
UTILITY FUND

FUND TYPE
Sector stock

OBJECTIVE
Total return through capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Sector Funds, Inc.    Prudential Utility Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Utility Fund's (the Fund) investment objective is total return through a combination of capital appreciation and current income. The Fund invests in equity-related and investment-grade debt securities of utility companies--primarily electric, gas, gas pipeline, telephone and telecommunications, water, cable, airport, seaport, and toll road--both in the United
States and abroad. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors.
Utility investments can be affected by
government regulations, the price of fuel, environmental factors, and interest rates.
Foreign investments are subject to
additional risks, including currency,
political and social risks, and illiquidity.
There can be no assurance that the Fund will achieve its investment objective of total return through capital appreciation and current income.

Portfolio Composition

Expressed as a percentage of
net assets as of 11/30/02
    40.9%    Electrical Power
    19.3     Telecommunications
    17.4     Gas Distribution
    10.4     Oil & Gas Exploration & Production
     4.1     Gas Pipelines
     4.1     Miscellaneous
     1.3     Corporate Bonds
     2.5     Cash & Equivalents

Portfolio composition is subject to change.

Ten Largest Holdings

Expressed as a percentage of
net assets as of 11/30/02
    4.3%    BellSouth Corp.
            Telecommunications
    3.9     Equitable Resources, Inc.
            Gas Distribution
    3.6     SBC Communications, Inc.
            Telecommunications
    3.4     Questar Corp.
            Gas Distribution
    3.2     Verizon Communications, Inc.
            Telecommunications
    3.0     Dominion Resources, Inc.
            Electrical Power
    2.9     Energy East Corp.
            Electrical Power
    2.9     KeySpan Corp.
            Gas Distribution
    2.8     Sempra Energy
            Gas Distribution
    2.8     Entergy Corp.
            Electrical Power

Holdings are subject to change.

                       www.prudential.com    (800) 225-1852

Annual Report    November 30, 2002

Cumulative Total Returns1                            As of 11/30/02

                                One     Five      Ten      Since
                               Year     Years    Years    Inception2
Class A                       -23.99%   -1.24%    98.84%    156.98%
Class B                       -24.44    -4.79     84.67    1082.01
Class C                       -24.44    -4.79     N/A        61.11
Class Z                       -23.76     0.05     N/A        44.77
S&P 500 Index3                -16.51     4.96    162.63       ***
S&P Utility TR Index4         -30.97   -17.48     38.33      ****
Lipper Utility Funds Avg.5    -23.11    -4.78     74.00     *****

Average Annual Total Returns1                    As of 12/31/02

                    One      Five     Ten        Since
                    Year     Years    Years    Inception2
    Class A        -29.74%   -2.25%   6.49%      7.23%
    Class B        -30.26    -2.11    6.23      12.28
    Class C        -28.09    -2.18    N/A        5.81
    Class Z        -25.82    -0.99    N/A       5.74

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class
Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The cumulative and average annual total
returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 1/22/90; Class B, 8/10/81;
Class C, 8/1/94; and Class Z, 3/1/96. 3The
Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. 4The Standard & Poor's Utility
Total Return Index (S&P Utility TR Index) is an unmanaged, market capitalization-weighted index representing 3 utility groups, and within the 3 groups, 43 of the largest utility companies listed on the New York
Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. 5The Lipper Utility
Funds Average is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods. Funds in the Lipper
Utility Funds Average invest at least 65% of their equity portfolios in utility shares.
Investors cannot invest directly in an
index. The returns for the S&P 500 Index, the S&P Utility TR Index, and the Lipper
Utility Funds Average would be lower if they included the effect of sales charges or taxes. ***S&P 500 Index Since Inception returns are 278.11% for Class A, 1250.27%
for Class B, 136.24% for Class C, and 62.11% for Class Z. ****S&P Utility TR Index Since
Inception returns are 85.58% for Class A,
91.48% for Class B (the return is for the since inception period starting 9/11/89, which is the inception date of the S&P
Utility TR Index), 35.51% for Class C, and
2.28% for Class Z. *****Lipper Utility Funds
Average Since Inception returns are 132.43% for Class A, 803.80% for Class B, 58.60% for
Class C, and 25.30% for Class Z.

PRUDENTIAL FINANCIAL (LOGO)    January 15, 2003

DEAR SHAREHOLDER,
The 12-month period ended November 30, 2002-- the fiscal year of the Prudential Utility
Fund--was among the worst for equity
investors in more than half a century. The market was overwhelmed by poor earnings reports, a string of financial scandals, and geopolitical uncertainty. As evidence increased that economic improvement would not produce a quick recovery in profits, share prices fell rapidly. Although the market has recovered somewhat since then, all sectors had negative returns over the Fund's fiscal year.

Most of the industries in which the Fund invests underperformed the overall market. The Fund's loss was essentially in line with that of its peers and
was smaller than the decline of both
the S&P SC 1500 Index utilities and
telecommunication services components. In the following report, the Fund's investment adviser describes the dramatic changes in the market and the factors accounting for the Fund's return.

The end of 2002 marked the first three-year decline of the U.S. equity market since
1939-1941. It has been a challenging time for equity investors. We encourage you to talk with your financial professional about the impact of recent events on your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
Prudential Sector Funds, Inc./Prudential Utility Fund

Prudential Sector Funds, Inc.    Prudential Utility Fund

Annual Report    November 30, 2002

INVESTMENT ADVISER'S REPORT

TURBULENCE AND STABILITY--COMPLEX CONTEXT
Many of the industries we follow underwent dynamic changes during this reporting period. Some were the focus of corporate governance and financial reporting scandals.
Share prices of energy merchants, wireless telecommunication services, and cable systems suffered enormous declines as investors fled to stocks whose earnings they thought were more dependable. We believe that, in some cases, this created opportunities for value investing--buying shares at prices well below our estimate of their fair value. (Some of the stocks we bought began to rise before period-end.) We believe that the increasing need for fuel-- oil, natural gas, and coal--offers substantial potential for earnings growth.
Shares of companies that have reserves or that offer exploration and development services tended to perform well.

Through much of the period, 40% to 45% of the Fund's assets were invested in electric utilities. Our commitment to Regional Bell
Operating Companies (RBOCs), the incumbent providers of local telecommunication services, increased substantially over the period. The Fund's practice of maintaining some representation in all of the major utility sectors left it exposed to some of the large losses, but carefully chosen positions in the stable electricity industry and growing parts of the oil and gas industry kept its return in line with the Lipper Utility Funds Average.

ENERGY MERCHANTS: FROM GROWTH TO VALUE
Energy merchants are power companies that
constructed generating plants outside the
regional framework at strategically located
sites. They selected locations where fuel
was cheap and where they had the flexibility
to sell power to the customers for whom it
had the most value. Many also began to trade
and market power from these and other
plants. This flexibility, which maximized
profits, also promised to create a more
stable national power system because it
allowed electricity to go where it was
most needed.
                                         3

Prudential Sector Funds, Inc.    Prudential Utility Fund

Annual Report    November 30, 2002

The Fund had a heavy focus on energy
merchants at the beginning of the fiscal year; we thought they represented the most efficient and profitable path for the power companies.

Enron Corporation was the leading example of an energy merchant, having built the industry's largest energy trading and marketing group. Its bankruptcy filing in December 2001 was a blow to the industry.
Enron had embarked on a huge program to
construct energy assets in the U.S. and
abroad. We believe that it was the excessive borrowing (and accounting issues) associated with this expansion, not its energy merchant activities, that led to its downfall.

During the Fund's reporting period, energy merchant share prices also were hurt by uncertainty about some companies' liabilities for their actions during
California's electricity shortages in the year 2000. In addition, the price spike during the shortage attracted investment in additional generating capacity. It came on line just as the recession of 2001 began, creating a power surplus and contributing to lower share prices.

The skepticism with which the energy markets now viewed trading, a lack of volatility in energy prices, and the disappearance of the leading energy trader (Enron) dried up trading activity. With few trades, the profits from trading all but disappeared for most merchants.

Another factor that was important in keeping
down energy merchant share prices created
value-investing opportunities among gas and
electric utilities. The debt-rating agencies
hadn't foreseen Enron's troubles and were
greatly embarrassed by that failure. We
think they overreacted, downgrading other
companies and providing no guidance as to
what mix of equity and debt would restore
higher ratings. Their primary concern now
appears to be avoiding a similar
embarrassment in the future. Gas and
electric utilities of all types were forced
to raise additional equity totaling about
$24 billion, by
www.prudential.com    (800) 225-1852

our count, in the very weak stock markets after December 2001. This diluted the stake of earlier shareholders and put pressure on stock prices.

As the share prices of energy merchants
fell, the Fund had substantial losses on their stocks, including El Paso, Mirant, Williams Companies, and Calpine. Together, they accounted for a substantial part of the Fund's loss. Although we continued to believe that there would be opportunities in the industry, we expected energy merchant share prices to be weighed down for the immediate future by political and regulatory scrutiny and by uncertainty about what the scrutiny will find. In light of this, we significantly reduced the Fund's overall exposure to energy merchants.

This massive wave of new equity offered some real opportunities. As we saw it, some of the utilities were very distressed and would be weak even after bolstering their capital positions. Other utilities were healthy businesses that were being hurt by the credit agencies' extreme caution. The markets did not always differentiate. We found many opportunities to purchase sound utilities at distressed-company prices. We took advantage of stock offerings by Public
Service Enterprise Group, Progress Energy
(PGN), Dominion Resources, SCANA, Duke
Energy (which we sold during the
period), and PPL. Some have already made positive contributions to the Fund's return.

TELECOMS BECAME VALUE STOCKS
We redeployed much of the proceeds from our sales to the telecommunications sector-- primarily to RBOCs. It is the first time in about half a decade that we have found the opportunities there attractive.

Investors believe that telecommunications companies have tremendous growth potential because of new data, wireless, and multimedia services. In the late 1990s, optimists bid telecommunication stocks to absurd heights. Large sums of capital were raised by new competitive local exchange

Prudential Sector Funds, Inc.    Prudential Utility Fund

Annual Report    November 30, 2002

carriers (CLECs), which competed with the baby Bells. They promised much, but had little in the way of customers and revenues, let alone profits. At that time, we underweighted the sector because we thought competition was too intense and excess capacity could easily be built.

We were proved correct when telecommunication revenues declined because excess capacity created pricing pressure. Most of the CLECs are now bankrupt, including WorldCom and Qwest.
(We sold both months before their bankruptcy filings, but not before WorldCom made a moderate detraction from return.) As with the energy merchants, investors have sold the group indiscriminately. Strong companies such as
BellSouth, SBC Communications, Verizon
Communications, and CenturyTel were overly penalized, in our view. Their stocks have been falling steeply in price for about two years, making them attractive on value considerations. They are so inexpensive that we believe it makes sense to build a strong portfolio now and wait for growth. In our view, they can generate attractive growth and free cash flow by cutting costs, offering long-distance services, and improving the availability and reliability of digital services. These companies are more sensitive to the economy than many investors realize and should benefit from an economic recovery. We believe an economic recovery will lead to surprisingly strong results. Three of our five largest holdings at period-end--BellSouth, SBC, and Verizon (see
Comments On Largest Holdings for all three)-- were RBOCs.

In wireless services, investors feared that slowing subscriber growth meant the market was saturated and fled the stocks. We believe growth will return with the introduction of new "third generation" services in 2003 and 2004 and with industry consolidation. We saw another value opportunity, adding significantly to our position in AT&T Wireless Services and initiating a position inexpensively in
Vodafone Group, the world's leader in
wireless services.

               www.prudential.com    (800) 225-1852

Although the Fund's AT&T and Vodafone shares have already made positive contributions to return in this reporting period, its overall telecommunications (mainly wireless) exposure detracted from return. We sold the Fund's position in Sprint PCS, which had the largest negative impact.

NATURAL GAS IS A CONTINUING OPPORTUNITY
As early as 1994, we foresaw the increasing role that natural gas would play in the United States. It was a clean-burning, underused fuel that was then very inexpensive. We saw that new electricity-generating plants under construction or in the planning stage would burn gas. We began a long-term focus on companies that produce, transport, or distribute gas. The Fund's focus on natural gas remains a central theme as the price of gas continues to rise. The prices of our gas stocks reflect the strong earnings growth generated by the rising price for gas and the increasing amount of gas transported.
Equitable Resources (see Comments On Largest
Holdings), Pioneer Natural Resources, and
Devon Energy were the largest natural gas contributors. Pioneer and Devon are exploration and production companies with extensive reserves. We sold Devon Energy and took our profits.

ELECTRIC UTILITIES WERE STABLE, A WELCOME RELIEF
Traditional electric utilities provided some of the portfolio stability that we believe should characterize a utility fund. Not all companies in this segment rushed to build unregulated power plants. We have large positions in some traditional utilities that do not sell at significant P/E discounts but that still generate stable, modest growth.
We expect the industry to enter a new phase of consolidation that may make these companies attractive takeover targets.
Energy East and Cinergy, which made positive contributions to the Fund's return, are among these holdings.

Prudential Sector Funds, Inc.    Prudential Utility Fund

Annual Report    November 30, 2002

LOOKING AHEAD
We are confident about our gas and electric utility holdings because the risk of a supply glut is dropping as it becomes harder to raise capital for power plants. In 2001, 18% (85,000 megawatts) of proposed plants were delayed or cancelled, and many more cancellations have been announced in 2002.
We think the industry can strengthen its collective balance sheet and also increase its dividends. If the economy strengthens, electric power prices should pick up, and we expect electricity stocks to rise closer to the average valuation of the overall market.
We are also trying to focus on utilities whose fundamentals allow them to pay a solid dividend today and grow in the future.

Prudential Utility Fund Management Team
www.prudential.com    (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 11/30/02
--------------------------------------------

4.3%  BellSouth Corp./Telecommunications
      BellSouth is the incumbent local telephone service provider (RBOC) in nine states from Louisiana to Kentucky. It is the third largest local service company in the United
      States, with 25 million local phone lines in service. It is a joint owner, with SBC
      Communications, of Cingular Wireless, the second largest U.S. wireless carrier, and is about to offer long-distance service in Georgia and Louisiana. As with the other
      RBOCs, its strong balance sheet and
      continuing cash flow puts it in an excellent position to grow in the full range of telecommunication services.

3.9%  Equitable Resources, Inc./Gas Distribution
      Equitable Resources is primarily a natural gas company with attractive assets in the eastern United States. We purchased a position very inexpensively several years ago. Under new management, Equitable focused on its efficient natural gas utility and away from businesses in which it had no advantage. Its profits rose; then its P/E multiple rose to reflect its improved growth potential. We think the multiple, and the share price, can rise further.

3.6%  SBC Communications, Inc./Telecommunications
      Texas-based SBC is the second largest RBOC.
      After acquiring several smaller firms, it is now the incumbent provider in 13 states. It offers competing local service in more than two dozen other markets and long-distance service in five states. It owns 60% of Cingular Wireless.
3.4%  Questar Corp./Gas Distribution
      Questar is a large natural gas utility
      operating primarily in Utah, where, under aggressive price regulation, it has not earned its allowed return. We think it is close to convincing its regulators that it will not be able to meet future needs without a rate increase. It also has an exploration and production subsidiary focused on some of the few natural gas basins in the United States able to increase production. Its pipelines transport gas out of these growing basins to larger pipelines serving many end markets.

3.2%  Verizon Communications, Inc./Telecommunications
      Verizon is the largest RBOC, with 61 million local access lines, mostly along the east coast between Maine and Virginia. It is joint owner with Vodafone Group of the largest U.S. wireless company, Verizon
      Wireless.

Holdings are subject to change.
                                              9

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2002

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  96.2%
-------------------------------------------------------------------------------------
Cable Television  1.4%
  1,399,429   Comcast Corp., Class A(a)(b)                        $     32,802,608
-------------------------------------------------------------------------------------
Coal  2.7%
  1,490,900   Arch Coal, Inc.                                           29,832,909
    770,600   Cameco Corp. (Canada)                                     18,101,892
    467,000   Peabody Energy Corp.                                      12,725,750
                                                                  ----------------
                                                                        60,660,551
-------------------------------------------------------------------------------------
Electrical Power  40.9%
  1,502,700   Avista Corp.                                              14,681,379
 12,435,500   British Energy PLC (United Kingdom)                        1,160,977
  1,196,285   Cinergy Corp.                                             38,759,634
  1,849,400   Cleco Corp.                                               25,114,852
  1,791,200   Constellation Energy Group, Inc.                          47,198,120
  1,365,400   Dominion Resources, Inc.                                  69,567,130
  1,302,700   DPL, Inc.                                                 19,683,797
    681,700   DQE, Inc.(b)                                              10,020,990
    750,454   DTE Energy Co.                                            33,267,626
  3,067,600   Energy East Corp.                                         66,536,244
  1,468,400   Entergy Corp.                                             64,213,132
  1,791,479   FirstEnergy Corp.                                         56,754,055
    691,400   FPL Group, Inc.                                           40,654,320
  1,299,700   Korea Electric Power Corp. (KEPCO), ADR (South
               Korea)(b)                                                11,853,264
  7,553,080   Mirant Corp.(a)(b)                                        15,861,468
  1,612,600   Northeast Utilities, Inc.                                 23,173,062
    167,905   NSTAR                                                      6,867,314
  3,995,400   PG&E Corp.(a)                                             55,176,474
  1,812,100   Pinnacle West Capital Corp.                               58,204,652
  1,790,700   PNM Resources, Inc.                                       42,260,520
  1,519,900   PPL Corp.                                                 50,612,670
    952,400   Progress Energy, Inc.                                     40,000,800
  1,455,700   Public Service Enterprise Group, Inc.(b)                  43,583,658
    550,000   Puget Energy, Inc.                                        11,858,000
    353,500   SCANA Corp.                                               10,636,815

    10                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
  2,003,300   TXU Corp.                                           $     30,890,886
  1,722,340   Unisource Energy Corp.                                    28,676,961
    872,500   Vectren Corp.                                             19,866,825
                                                                  ----------------
                                                                       937,135,625
-------------------------------------------------------------------------------------
Gas Distribution  17.4%
  2,534,200   Equitable Resources, Inc.                                 89,381,234
    187,800   Espoon Sahko Oyj, ADR (Finland)                            5,240,183
  1,876,592   KeySpan Corp.                                             66,224,932
  1,355,000   National Fuel Gas Co.                                     28,102,700
  2,959,536   NiSource, Inc.                                            57,681,357
  3,015,000   Questar Corp.                                             78,601,050
  2,810,300   Sempra Energy(b)                                          65,114,651
    371,400   WGL Holdings, Inc.                                         8,583,054
                                                                  ----------------
                                                                       398,929,161
-------------------------------------------------------------------------------------
Gas Pipelines  4.1%
  8,003,300   Aquila, Inc.(b)                                           16,166,666
  1,138,575   Kinder Morgan Inc.(b)                                     46,738,504
  1,026,890   Kinder Morgan Management, LLC(a)                          31,782,247
                                                                  ----------------
                                                                        94,687,417
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  10.4%
    658,000   Anadarko Petroleum Corp.                                  31,057,600
    214,100   BG Group PLC, ADR (United Kingdom)(b)                      4,067,900
    553,300   BJ Services Co.(a)                                        18,507,885
    632,600   Kerr-McGee Corp.                                          28,625,150
  1,753,200   Pioneer Natural Resources Co.(a)                          43,233,912
    509,600   Smith International, Inc.(a)                              17,326,400
  2,352,600   Suncor Energy, Inc. (Canada)                              34,690,233
    482,700   Weatherford International, Ltd.(a)(b)                     19,472,118
  1,173,200   Western Gas Resources, Inc.(b)                            41,519,548
                                                                  ----------------
                                                                       238,500,746
-------------------------------------------------------------------------------------
Telecommunications  19.3%
  1,021,600   AirGate PCS, Inc.(a)(b)                                    1,460,888
    682,000   Alamosa Holdings, Inc.(a)                                    627,440
    865,180   AT&T Corp.(b)                                             24,259,647

    See Notes to Financial Statements                                     11

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
  4,329,600   AT&T Wireless Services, Inc.(a)                     $     32,688,480
  3,540,600   BellSouth Corp.                                           98,428,680
  1,895,000   CenturyTel, Inc.(b)                                       58,517,600
    111,222   Hellenic Telecommunications Organization SA
               (Greece)                                                  1,217,028
  1,694,400   Millicom International Cellular SA
               (Luxembourg)(a)(b)                                        3,117,696
  2,930,350   SBC Communications, Inc.                                  83,514,975
     75,000   TELUS Corp. (Canada)                                         756,424
  1,753,438   Verizon Communications, Inc.                              73,433,984
  2,248,100   Vodafone Group PLC, ADR (United Kingdom)(b)               42,151,875
  3,314,900   Western Wireless Corp., Class A(a)(b)                     21,977,787
                                                                  ----------------
                                                                       442,152,504
                                                                  ----------------
              Total common stocks                                    2,204,868,612
                                                                  ----------------

Moody's          Principal
Rating           Amount
(Unaudited)      (000)            Description                           Value (Note 1)
----------------------------------------------------------------------------------------------
Corporate Bonds  1.2%
-------------------------------------------------------------------------------------
Electric Utilities  0.9%
                                  Alabama Power Co.,
A2               $      500        5.35%, 11/15/03                               512,339
                                  Appalachian Power Co., Ser. C,
Baa1                  1,000        6.60%, 5/1/09                               1,027,133
                                  Arizona Public Service Co.,
Baa1                  1,000        6.25%, 1/15/05                              1,047,699
                                  Carolina Power & Light Co.,
A3                    1,000        5.95%, 3/1/09                               1,050,295
                                  Cleveland Electric Illumination
                                   Co., Ser. D,
Baa2                    500        7.43%, 11/1/09                                530,171
                                  Consolidated Edison, Inc.,
A1                    1,000        7.625%, 3/1/04                              1,062,073
                                  El Paso Electric Co., Ser. C(b),
Baa3                    500        8.25%, 2/1/03                                 502,506
                                  Florida Power Corp.,
A1                      500        6.00%, 7/1/03                                 510,003
                                  Gulf States Utilities Co.,
Baa3                  1,000        8.25%, 4/1/04                               1,062,704

    12                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
                                Hydro-Quebec, Ser. IU,
A1             $      500        7.50%, 4/1/16 (Canada)            $        603,263
                                Niagara Mohawk Power Corp., Ser.
                                 G,
Baa3                1,000        7.75%, 10/1/08                           1,127,703
                                Northern States Power Co.,
A3                  1,000        6.50%, 3/1/28                              924,383
                                Pennsylvania Electric Co., Ser.
                                 B,
A2                  1,000        6.125%, 4/1/09                           1,005,830
                                Philadelphia Electric Co.,
A2                  1,000        6.50%, 5/1/03                            1,017,765
                                Public Service Co. of Colorado,
                                 Ser. A,
Baa2                1,000        6.875%, 7/15/09                            939,245
                                Public Service Co. of New
                                 Mexico, Ser. A,
Baa3                  500        7.10%, 8/1/05                              502,692
                                Puget Sound Energy, Inc., MTN,
                                 Ser. B,
Baa2                1,000        6.46%, 3/9/09                            1,028,761
                                Tampa Electric Co.,
A1                  1,000        7.75%, 11/1/22                           1,000,384
                                Texas Utilities Electric Co.,
A3                  1,000        8.25%, 4/1/04                            1,058,485
                                United Utilities PLC,
A3                    500        6.45%, 4/1/08 (United Kingdom)             517,465
                                Virginia Electric & Power Co.,
A2                  1,000        6.63%, 4/1/03                            1,013,104
                                Wisconsin Electric Power Co.,
Aa3                 1,000        6.63%, 11/15/06                          1,080,217
                                Wisconsin Gas Co.,
Aa2                   535        5.50%, 1/15/09                             547,045
                                Wisconsin Power & Light Co.,
Aa3                   500        5.70%, 10/15/08                            519,497
                                                                   ----------------
                                                                         20,190,762
-------------------------------------------------------------------------------------
Financial Services
                                Southern Investment UK PLC,
Baa1                  500        6.80%, 12/1/06 (United Kingdom)            523,738

    See Notes to Financial Statements                                     13

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

Moody's        Principal
Rating         Amount
(Unaudited)    (000)            Description                        Value (Note 1)
-----------------------------------------------------------------------------------------
Telecommunications  0.3%
                                CenturyTel, Inc., Ser. F,
Baa2           $      500        6.30%, 1/15/08                    $        527,574
                                GTE Corp.,
A2                  1,000        7.51%, 4/1/09                            1,100,891
                                Indiana Bell Telephone Co.,
                                 Inc.,
Aa2                 1,000        7.30%, 8/15/26                           1,089,871
                                New Jersey Bell Telephone Co.,
Aa2                 1,000        8.00%, 6/1/22                            1,134,379
                                New York Telephone Co.,
A1                    500        6.00%, 4/15/08                             516,306
                                Pacific Bell Co.,
Aa3                 1,000        6.63%, 11/1/09                           1,081,050
                                Telecomunicaciones de Puerto
                                 Rico,
Baa1                1,000        6.65%, 5/15/06                           1,019,616
                                                                   ----------------
                                                                          6,469,687
                                                                   ----------------
                                Total corporate bonds                    27,184,187
                                                                   ----------------
U.S. Government Securities  0.1%
                                United States Treasury Notes,
                    1,000        5.75%, 8/15/03                           1,030,352
                                                                   ----------------
                                Total long-term investments
                                 (cost $2,106,722,040)                2,233,083,151
                                                                   ----------------
SHORT-TERM INVESTMENT  9.2%

Shares            Description                                       Value (Note 1)
------------------------------------------------------------------------------------------
Mutual Fund
    211,575,313   Prudential Core Investment Fund-Taxable Money
                   Market Series, (Note 3)(c)
                   (cost $211,575,313)                                   211,575,313
                                                                    ----------------
                  Total Investments  106.7%
                   (cost $2,318,297,353; Note 5)                       2,444,658,464
                  Liabilities in excess of other assets  (6.7%)         (153,012,679)
                                                                    ----------------
                  Net Assets  100%                                  $  2,291,645,785
                                                                    ----------------
                                                                    ----------------

    14                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Portfolio of Investments as of November 30, 2002 Cont'd.

(a) Non-income producing security.
(b) Securities, or portion thereof, on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
LLC--Limited Liability Company.
MTN--Medium Term Note.
Oyj--Julkinen Osakeyhtio (Finnish Company).
PLC--Public Limited Company (British Limited Liability Company).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
    Corporation).

    See Notes to Financial Statements                                     15

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities

                                                                November 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities
on loan of $157,668,822 (cost $2,318,297,353)                    $ 2,444,658,464
Cash                                                                      11,115
Foreign currency, at value (cost $292)                                       293
Receivable for investments sold                                       28,439,677
Dividends and interest receivable                                      6,465,373
Receivable for Fund shares sold                                          471,819
Tax reclaim receivable                                                   428,605
Receivable for securities lending                                        150,928
Prepaid expenses                                                          77,485
                                                                -----------------
      Total assets                                                 2,480,703,759
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              157,668,822
Payable for investments purchased                                     25,861,175
Payable for Fund shares reacquired                                     3,044,237
Management fee payable                                                   841,144
Accrued expenses and other liabilities                                   825,618
Distribution fee payable                                                 649,996
Securities lending rebate payable                                         98,402
Foreign withholding taxes payable                                         44,353
Deferred Directors' fees                                                  24,227
                                                                -----------------
      Total liabilities                                              189,057,974
                                                                -----------------
NET ASSETS                                                       $ 2,291,645,785
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     3,263,420
   Paid-in capital in excess of par                                2,620,064,271
                                                                -----------------
                                                                   2,623,327,691
   Undistributed net investment income                                10,936,915
   Accumulated net realized loss on investments                     (468,980,829)
   Net unrealized appreciation on investments and foreign
      currencies                                                     126,362,008
                                                                -----------------
Net assets, November 30, 2002                                    $ 2,291,645,785
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Assets and Liabilities Cont'd.

                                                                November 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,924,342,269 / 274,001,780 shares of common stock
      issued and outstanding)                                              $7.02
   Maximum sales charge (5% of offering price)                               .37
                                                                -----------------
   Maximum offering price to public                                        $7.39
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($294,046,685 / 41,911,873 shares of common
      stock issued and outstanding)                                        $7.02
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($31,674,870 / 4,514,555 shares of common stock
      issued and outstanding)                                              $7.02
   Sales charge (1% of offering price)                                       .07
                                                                -----------------
   Offering price to public                                                $7.09
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($41,581,961 / 5,913,760 shares of common stock
      issued and outstanding)                                              $7.03
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     17

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $244,222)       $  82,299,066
   Interest                                                           2,015,172
   Income from securities loaned, net                                   468,166
                                                                -----------------
      Total income                                                   84,782,404
                                                                -----------------
Expenses
   Management fee                                                    12,603,365
   Distribution fee--Class A                                          6,069,694
   Distribution fee--Class B                                          4,015,237
   Distribution fee--Class C                                            407,585
   Transfer agent's fees and expenses                                 4,450,000
   Reports to shareholders                                              514,000
   Custodian's fees and expenses                                        210,000
   Legal fees and expenses                                              117,000
   Registration fees                                                     58,000
   Audit fees                                                            45,000
   Directors' fees                                                       38,000
   Insurance                                                             33,000
   Miscellaneous                                                         69,777
                                                                -----------------
      Total expenses                                                 28,630,658
                                                                -----------------
Net investment income                                                56,151,746
                                                                -----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                         (360,334,334)
   Foreign currency transactions                                       (227,717)
                                                                -----------------
                                                                   (360,562,051)
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                     (518,906,671)
   Foreign currencies                                                    (2,029)
                                                                -----------------
                                                                   (518,908,700)
                                                                -----------------
Net loss on investments and foreign currencies                     (879,470,751)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(823,319,005)
                                                                -----------------
                                                                -----------------

    18                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Statement of Changes in Net Assets

                                                     Year Ended November 30,
                                                ---------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
 Net investment income                          $    56,151,746    $   67,938,647
 Net realized loss on investment and foreign
   currency transactions                           (360,562,051)      (62,637,170)
 Net change in unrealized appreciation on
   investments and foreign currencies              (518,908,700)     (649,798,926)
                                                ---------------    --------------
 Net decrease in net assets resulting from
   operations                                      (823,319,005)     (644,497,449)
                                                ---------------    --------------
Dividends and distributions (Note 1):
 Dividends from net investment income
   Class A                                          (51,570,448)      (65,505,096)
   Class B                                           (5,188,560)       (8,122,940)
   Class C                                             (523,965)         (488,343)
   Class Z                                           (1,240,114)       (1,464,268)
                                                ---------------    --------------
                                                    (58,523,087)      (75,580,647)
                                                ---------------    --------------
 Distributions from net realized capital
   gains
   Class A                                           (4,822,335)     (604,769,672)
   Class B                                             (848,201)     (148,915,303)
   Class C                                              (78,406)       (7,228,980)
   Class Z                                             (103,263)      (11,921,435)
                                                ---------------    --------------
                                                     (5,852,205)     (772,835,390)
                                                ---------------    --------------
Fund share transactions (net of share
 conversions)
 (Notes 6 & 7):
 Net proceeds from shares sold(b)                   139,097,306       519,878,327
 Net asset value of shares issued in
   reinvestment of dividends and
   distributions                                     58,591,663       779,812,973
 Cost of shares reacquired                         (632,038,806)     (660,399,439)
                                                ---------------    --------------
 Net increase (decrease) in net assets from
   Fund share transactions                         (434,349,837)      639,291,861
                                                ---------------    --------------
Total decrease                                   (1,322,044,134)     (853,621,625)
NET ASSETS
Beginning of year                                 3,613,689,919     4,467,311,544
                                                ---------------    --------------
End of year(a)                                  $ 2,291,645,785    $3,613,689,919
                                                ---------------    --------------
                                                ---------------    --------------
------------------------------
(a) Includes undistributed net investment
income of:                                      $    10,936,915    $   13,740,170
                                                ---------------    --------------
(b) For the year ended November 30, 2001, includes $120,449,880 for shares issued in connection with the acquisition of Prudential Global Utility Fund.

    See Notes to Financial Statements                                     19

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements

      Prudential Sector Funds, Inc. (the 'Company') is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four Portfolios: Prudential Financial Services Fund, Prudential Technology Fund, Prudential Health Sciences Fund and Prudential Utility Fund (the 'Fund'). These financial statements relate to Prudental Utility Fund. The financial statements of the other Portfolios are not presented herein. Subsequent to December 31, 1998, the Company changed its fiscal year-end to November 30.

      The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Corporate Bonds and U.S. government securities are valued on the basis of valuations provided by an independent pricing agent. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager and subadviser.

      Short-term securities which mature in more than 60 days are valued based at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are
                                                                          21

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolios securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the Portfolio level.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The current adjustments for the year ended November 30, 2002 resulted in a decrease to net investment income of $57,387, a decrease of realized losses of $44,364 and a decrease to unrealized depreciation of $13,023. The cumulative adjustment upon adoption through November 30, 2001 resulted in a decrease to undistributed net investment income of $248,561 and an increase to unrealized appreciation on investments of $248,561.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      Taxes:    For federal income tax purposes, each Portfolio in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Company has a management agreement for the Fund with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, ..40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion.

      The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B, and C Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended November 30, 2002.
                                                                          23

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      PIMS has advised the Fund that it received approximately $552,200 and $60,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that it received approximately $748,400 and $40,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively, during the year ended November 30, 2002.

      PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Company, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended November 30, 2002, the amounts of the commitment were as follows: $930 million from December 1, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company's transfer agent. During the year ended November 30, 2002, the Fund incurred fees of approximately $3,019,300 for the services of PMFS. As of November 30, 2002, approximately $235,100 of such fees were due to PMFS.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $257,200 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $243,300 for the year ended November 30, 2002. As of November 30, 2002, approximately $18,400 of such fees were due to

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      PSI is the securities lending agent for the Fund. For the year ended November 30, 2002, PSI has been compensated approximately $156,100 for these services of which approximately $13,100 is payable at year end.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended November 30, 2002, the Fund earned income from the Series of approximately $1,464,200 and $146,400, respectively, by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities
Purchases and sales of portfolio investment securities, other than short-term investments, for the year ended November 30, 2002, were $1,495,653,625 and $1,877,232,570, respectively.

      As of November 30, 2002, the Fund had securities on loan with an aggregate market value of $137,482,128. The Fund received $157,668,822 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized loss on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the year ended November 30, 2002, the adjustments were to decrease accumulated net realized loss and decrease undistributed net investment income by $183,353 due to the difference in the treatment of market premium for financial and tax reporting purposes, differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.
                                                                          25

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      For the year ended November 30, 2002, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $58,523,087 ordinary income and $5,852,205 long-term capital gains.

      As of November 30, 2002, the accumulated undistributed earnings on a tax basis was $11,199,527. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

      For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2002 of approximately $445,863,200, of which $423,869,100 expires in 2010. The remaining amount resulted from when the Fund acquired a capital loss carryforward and built in realized losses from the merger with Prudential Global Utility Fund in the amount of $7,066,900 (expiring 2008) and $14,927,200 (expiring 2009), respectively, which will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $6,022,494. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such allowable amounts.

      The Fund elected for United States federal income tax purposes, to treat net foreign currency losses of approximately $1,000, net short-term capital losses of approximately $3,516,500 and net long-term capital losses of approximately $916,200 incurred in the one month ended November 30, 2002 as having been incurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of November 30, 2002 were as follows:

                                                       Other         Total Net
  Tax Basis                                          Cost Basis      Unrealized
of Investments     Appreciation     Depreciation     Adjustment     Appreciation
--------------     ------------     ------------     ----------     ------------
$2,337,243,868     $424,121,207     $316,706,611        $897        $107,415,493

      The difference between book basis and tax basis is primarily attributable to wash sales and the difference in the treatment of market premium for book and tax purposes. The other cost basis adjustment is attributable to appreciation of foreign currency and to the mark to market of receivables and payables.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 800 million shares of $.01 par value per share common stock authorized for the Fund which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended November 30, 2002:
Shares sold                                                   7,316,334    $  59,089,461
Shares issued in reinvestment of dividends and
  distributions                                               6,256,189       51,087,455
Shares reacquired                                           (60,913,284)    (481,594,799)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (47,340,761)    (371,417,883)
Shares issued upon conversion from Class B                    6,339,660       54,168,079
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (41,001,101)   $(317,249,804)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                  14,365,144    $ 169,603,142
Shares issued in connection with reorganization (Note 7)     10,631,777      102,968,987
Shares issued in reinvestment of dividends and
  distributions                                              53,327,893      612,247,709
Shares reacquired                                           (42,491,846)    (494,994,341)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 35,832,968      389,825,497
Shares issued upon conversion from Class B                   28,277,716      344,874,433
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                64,110,684    $ 734,699,930
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                   5,464,851    $  45,715,256
Shares issued in reinvestment of dividends and
  distributions                                                 687,306        5,636,426
Shares reacquired                                           (13,299,051)    (103,772,338)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (7,146,894)     (52,420,656)
Shares reacquired upon conversion into Class A               (6,349,680)     (54,168,079)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (13,496,574)   $(106,588,735)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                  12,636,940    $ 151,775,041
Shares issued in connection with reorganization (Note 7)      1,389,352       13,450,577
Shares issued in reinvestment of dividends and
  distributions                                              12,663,422      147,290,796
Shares reacquired                                            (9,808,663)    (115,372,410)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 16,881,051      197,144,004
Shares reacquired upon conversion into Class A              (28,325,253)    (344,874,433)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (11,444,202)   $(147,730,429)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          27

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended November 30, 2002:
Shares sold                                                   1,238,897    $  10,252,630
Shares issued in reinvestment of dividends and
  distributions                                                  68,848          559,925
Shares reacquired                                            (1,914,947)     (14,853,195)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (607,202)   $  (4,040,640)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   2,786,611    $  33,230,570
Shares issued in connection with reorganization (Note 7)         71,995          697,000
Shares issued in reinvestment of dividends and
  distributions                                                 651,711        7,332,210
Shares reacquired                                              (993,419)     (11,300,956)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,516,898    $  29,958,824
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended November 30, 2002:
Shares sold                                                   2,931,853    $  24,039,959
Shares issued in reinvestment of dividends and
  distributions                                                 159,285        1,307,857
Shares reacquired                                            (3,922,898)     (31,818,474)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (831,760)   $  (6,470,658)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended November 30, 2001:
Shares sold                                                   3,747,515    $  44,819,694
Shares issued in connection with reorganization (Note 7)        343,489        3,333,316
Shares issued in reinvestment of dividends and
  distributions                                               1,130,352       12,942,258
Shares reacquired                                            (3,302,362)     (38,731,732)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,918,994    $  22,363,536
                                                            -----------    -------------
                                                            -----------    -------------

Note 7. Acquisition of Prudential Global Utility Fund
On September 21, 2001, Prudential Utility Fund acquired all the net assets of Prudential Global Utility Fund pursuant to a plan of reorganization approved by Prudential Global Utility Fund shareholders on September 13, 2001. The acquisition was accomplished by a tax-free exchange of the Class A, Class B, Class C and Class Z shares:

                   Prudential
                 Global Utility      Prudential
                  Fund Shares       Utility Fund
                    Redeemed        Shares Issued        Value
                 --------------     -------------     ------------
Class A            11,510,829         10,631,777      $102,968,987
Class B             1,499,323          1,389,352        13,450,577
Class C                77,694             71,995           697,000
Class Z               372,689            343,489         3,333,316

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Notes to Financial Statements Cont'd.

      Prudential Global Utility Fund's net assets at that date of $120,449,880, including $16,084,575 of unrealized depreciation, were combined with those of Prudential Utility Fund. The aggregate net assets of Prudential Utility Fund and Prudential Global Utility Fund immediately before the acquisition were $3,655,908,579 and $120,449,880 respectively.

      The future utilization of the acquired capital loss carryforward and built in realized losses from Prudential Global Utility Fund in the amount of $7,066,900 and $14,927,200 respectively, will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. For the fiscal year ended November 30, 2001, the annual capital loss carryforward limitation was $1,155,114, thereafter the annual limitation to be applied to all Section 382 losses will be $6,022,494.
                                                                          29

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                   Class A
                                                             --------------------
                                                                  Year Ended
                                                             November 30, 2002(f)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(b)
Net asset value, beginning of period                                $ 9.46
                                                                   -------
Income (loss) from investment operations:
Net investment income                                                  .17
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                     (2.42)
                                                                   -------
      Total from investment operations                               (2.25)
                                                                   -------          ---
Less distributions:
Dividends from net investment income                                  (.17)
Distributions in excess of net investment income                        --
Distributions from net realized gains                                 (.02)
                                                                   -------
      Total distributions                                             (.19)
                                                                   -------
Net asset value, end of period                                      $ 7.02
                                                                   -------
                                                                   -------
TOTAL RETURN(a)                                                     (23.99)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                 $1,924
Average net assets (000,000)                                        $2,428
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                          .87%
   Expenses, excluding distribution and service (12b-1)
      fees                                                             .62%
   Net investment income                                              2.03%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                              52%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e) Not annualized.
(f) Effective December 1, 2001, the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

    30                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                            Class A
---------------------------------------------------------------
                      Eleven Months
   Year Ended             Ended            Year Ended
  November 30,        November 30,        December 31,
-----------------                       -----------------
 2001       2000          1999           1998       1997
---------------------------------------------------------------
$13.74     $11.02        $ 12.06        $12.33     $10.88
------     ------     -------------     ------     ------
   .20        .29            .27           .30        .34
 (1.92)      2.85            .14           .69       2.53
------     ------     -------------     ------     ------
 (1.72)      3.14            .41           .99       2.87
------     ------     -------------     ------     ------
  (.23)      (.21)          (.27)         (.32)      (.32)
    --         --           (.03)           --         --
 (2.33)      (.21)         (1.15)         (.94)     (1.10)
------     ------     -------------     ------     ------
 (2.56)      (.42)         (1.45)        (1.26)     (1.42)
------     ------     -------------     ------     ------
$ 9.46     $13.74        $ 11.02        $12.06     $12.33
------     ------     -------------     ------     ------
------     ------     -------------     ------     ------
(15.24)%    28.85%          3.64%         7.98%     27.77%
$2,978     $3,348        $ 2,440        $2,741     $2,583
$3,518     $3,011        $ 2,691        $2,652     $2,201
   .80%       .79%           .78%(c)       .78%       .82%
   .55%       .54%           .53%(c)       .53%       .57%
  1.69%      2.30%          2.45%(c)      2.43%      2.95%
    40%        31%            19%(e)        17%        15%

    See Notes to Financial Statements                                     31

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                              November 30, 2002(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(b)
Net asset value, beginning of period                                $   9.44
                                                                    --------
Income (loss) from investment operations:
Net investment income                                                    .10
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (2.40)
                                                                    --------
      Total from investment operations                                 (2.30)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.10)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.02)
                                                                    --------
      Total distributions                                               (.12)
                                                                    --------
Net asset value, end of period                                      $   7.02
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                       (24.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)                                 $    294
Average net assets (000,000)                                        $    402
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%
   Net investment income                                                1.27%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Effective December 1, 2001, the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

    32                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                            Class B
----------------------------------------------------------------
                       Eleven Months
    Year Ended             Ended            Year Ended
   November 30,        November 30,        December 31,
------------------                       -----------------
 2001        2000          1999           1998       1997
----------------------------------------------------------------
$ 13.71     $11.02        $ 12.05        $12.32     $10.88
-------     ------     -------------     ------     ------
    .11        .21            .19           .21        .25
  (1.91)      2.83            .13           .69       2.53
-------     ------     -------------     ------     ------
  (1.80)      3.04            .32           .90       2.78
-------     ------     -------------     ------     ------
   (.14)      (.14)          (.19)         (.23)      (.24)
     --         --           (.01)           --         --
  (2.33)      (.21)         (1.15)         (.94)     (1.10)
-------     ------     -------------     ------     ------
  (2.47)      (.35)         (1.35)        (1.17)     (1.34)
-------     ------     -------------     ------     ------
$  9.44     $13.71        $ 11.02        $12.05     $12.32
-------     ------     -------------     ------     ------
-------     ------     -------------     ------     ------
 (15.89)%    27.81%          2.98%         7.18%     26.80%
$   523     $  917        $ 1,306        $1,990     $2,132
$   687     $1,123        $ 1,691        $2,120     $2,059
   1.55%      1.54%          1.53%(c)      1.53%      1.57%
    .55%       .54%           .53%(c)       .53%       .57%
    .95%      1.63%          1.71%(c)      1.67%      2.20%

    See Notes to Financial Statements                                     33

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class C
                                                              --------------------   ---
                                                                   Year Ended
                                                              November 30, 2002(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(b)
Net asset value, beginning of period                                $   9.44
                                                                    --------
Income (loss) from investment operations:
Net investment income                                                    .11
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (2.41)
                                                                    --------
      Total from investment operations                                 (2.30)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.10)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.02)
                                                                    --------
      Total distributions                                               (.12)
                                                                    --------
Net asset value, end of period                                      $   7.02
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                       (24.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 31,675
Average net assets (000)                                            $ 40,759
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%
   Net investment income                                                1.29%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Effective December 1, 2001, the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

    34                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                              Class C
-------------------------------------------------------------------
                        Eleven Months
Year Ended November         Ended         Year Ended December
        30,             November 30,              31,
-------------------                       -------------------
 2001        2000           1999           1998        1997
-------------------------------------------------------------------
$ 13.71     $ 11.02        $ 12.05        $ 12.32     $ 10.88
-------     -------     -------------     -------     -------
    .11         .19            .19            .21         .25
  (1.91)       2.85            .13            .69        2.53
-------     -------     -------------     -------     -------
  (1.80)       3.04            .32            .90        2.78
-------     -------     -------------     -------     -------
   (.14)       (.14)          (.19)          (.23)       (.24)
     --          --           (.01)            --          --
  (2.33)       (.21)         (1.15)          (.94)      (1.10)
-------     -------     -------------     -------     -------
  (2.47)       (.35)         (1.35)         (1.17)      (1.34)
-------     -------     -------------     -------     -------
$  9.44     $ 13.71        $ 11.02        $ 12.05     $ 12.32
-------     -------     -------------     -------     -------
-------     -------     -------------     -------     -------
 (15.89)%     27.81%          2.98%          7.18%      26.80%
$48,344     $35,725        $20,550        $27,072     $13,490
$46,369     $24,061        $24,448        $20,309     $ 9,424
   1.55%       1.54%          1.53%(c)       1.53%       1.57%
    .55%        .54%           .53%(c)        .53%        .57%
    .97%       1.54%          1.71%(c)       1.71%       2.20%

    See Notes to Financial Statements                                     35

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights

                                                                    Class Z
                                                              --------------------   ---
                                                                   Year Ended
                                                              November 30, 2002(d)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(b)
Net asset value, beginning of period                                $   9.47
                                                                    --------
Income (loss) from investment operations:
Net investment income                                                    .19
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (2.42)
                                                                    --------
      Total from investment operations                                 (2.23)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.19)
Distributions in excess of net investment income                          --
Distributions from net realized gains                                   (.02)
                                                                    --------
      Total distributions                                               (.21)
                                                                    --------
Net asset value, end of period                                      $   7.03
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                       (23.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 41,582
Average net assets (000)                                            $ 52,230
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%
   Net investment income                                                2.28%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Effective December 1, 2001, the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the periods ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

    36                                     See Notes to Financial Statements

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Financial Highlights Cont'd.

                              Class Z
-------------------------------------------------------------------
                        Eleven Months
Year Ended November         Ended         Year Ended December
        30,             November 30,              31,
-------------------                       -------------------
 2001        2000           1999           1998        1997
-------------------------------------------------------------------
$ 13.76     $ 11.02        $ 12.07        $ 12.34     $ 10.88
-------     -------     -------------     -------     -------
    .23         .31            .30            .34         .36
  (1.93)       2.87            .13            .69        2.54
-------     -------     -------------     -------     -------
  (1.70)       3.18            .43           1.03        2.90
-------     -------     -------------     -------     -------
   (.26)       (.23)          (.30)          (.36)       (.34)
     --          --           (.03)            --          --
  (2.33)       (.21)         (1.15)          (.94)      (1.10)
-------     -------     -------------     -------     -------
  (2.59)       (.44)         (1.48)         (1.30)      (1.44)
-------     -------     -------------     -------     -------
$  9.47     $ 13.76        $ 11.02        $ 12.07     $ 12.34
-------     -------     -------------     -------     -------
-------     -------     -------------     -------     -------
 (15.06)%     29.13%          3.91%          8.24%      28.15%
$63,867     $66,422        $35,201        $46,642     $41,904
$69,628     $48,486        $42,002        $46,093     $35,994
    .55%        .54%           .53%(c)        .53%        .57%
    .55%        .54%           .53%(c)        .53%        .57%
   1.95%       2.51%          2.70%(c)       2.68%       3.20%

    See Notes to Financial Statements                                     37

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the 'Fund') at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 21, 2003

       Prudential Sector Funds, Inc.     Prudential Utility Fund
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 2002) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 2002.

      During the fiscal year ended November 30, 2002, the Fund paid distributions of $0.19 per Class A share, $0.12 per Class B share, $0.12 per Class C share and $0.21 per Class Z share. Of these amounts, $0.02 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at the 18% gain rate. The remaining $0.17 per Class A share, $0.10 per Class B share, $0.10 per Class C share and $0.19 per Class Z share represent dividends from ordinary income. Further, we wish to advise you that all of the ordinary income dividends paid in the fiscal year ended November 30, 2002, qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          39

    Prudential Sector Funds, Inc.     Prudential Utility Fund
                                      www.prudential.com   (800) 225-1852

             Management of the Company (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Fund (as defined in the 1940 Act), are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (69)     Director        since 2000    Currently President Emeritus         80        Member (since 2000),
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation;
                                                              (1978-2002) of New Jersey                      Director (since 1995)
                                                              Institute of Technology;                       of Prosperity New
                                                              Commissioner (1998-2002) of                    Jersey.
                                                              the Middle States Association,
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Trustee (since
                                                              1998) of Society of
                                                              Manufacturing Engineering
                                                              Education Foundation, formerly
                                                              a director or trustee of
                                                              Liberty Science Center, the
                                                              Research and Development
                                                              Council of New Jersey, New
                                                              Jersey State Chamber of
                                                              Commerce, and National Action
                                                              Council for Minorities in
                                                              Engineering.

Delayne Dedrick Gold (64)       Director        since 1981    Marketing Consultant.                88

Douglas H. McCorkindale (63)    Director        since 1996    Chairman (since February             77        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

    40                                                                    41

   Prudential Sector Funds, Inc.     Prudential Utility Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Director        since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group,
                                                              Inc., (company serving higher
                                                              education); formerly principal
                                                              (1995-1997) of Scott McDonald
                                                              & Associates; Chief Operating
                                                              Officer (1991-1995) of
                                                              Fairleigh Dickinson
                                                              University, Executive Vice
                                                              President and Chief Operating
                                                              Officer (1975-1991) of Drew
                                                              University; Interim President
                                                              (1988-1990), Drew University;
                                                              and a former director of
                                                              School, College and University
                                                              Underwriters Ltd.

Thomas T. Mooney (61)           Director        since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of Greater                  of First Financial
                                                              Rochester Metro Chamber of                     Fund, Inc. and Director
                                                              Commerce, Rochester City                       (since 1988) of The
                                                              Manager; formerly Deputy                       High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen P. Munn (60)            Director        since 1996    Formerly Chief Executive             72        Chairman of the Board
                                                              Officer (1988-2001) and                        (since January 1994)
                                                              President of Carlisle                          and Director (since
                                                              Companies Incorporated.                        1988) of Carlisle
                                                                                                             Companies Incorporated
                                                                                                             (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett Co.
                                                                                                             Inc. (publishing and
                                                                                                             media).

Richard A. Redeker (59)         Director        since 1993    Formerly Management Consultant       72
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-December 1998).

Robin B. Smith (63)             Director        since 1996    Chairman of the Board (since         69        Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992) and Kmart
                                                              marketing); formerly Chairman                  Corporation (retail)
                                                              and Chief Executive Officer                    (since 1996).
                                                              (August 1996-January 2003) of
                                                              Publishers Clearing House.

    42                                                                    43

   Prudential Sector Funds, Inc.     Prudential Utility Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Louis A. Weil, III (61)         Director        since 1996    Formerly Chairman (January           72
                                                              1999-July 2000), President and
                                                              Chief Executive Officer
                                                              (January 1996-July 2000) and
                                                              Director (since September
                                                              1991) of Central Newspapers,
                                                              Inc.; formerly Chairman of the
                                                              Board (January 1996-July
                                                              2000), Publisher and Chief
                                                              Executive Officer (August
                                                              1991-December 1995) of Phoenix
                                                              Newspapers, Inc.

Clay T. Whitehead (64)          Director        since 1996    President (since 1983) of            94        Director (since 2000)
P.O. Box 8090                                                 National Exchange Inc. (new                    of First Financial
McLean, VA 22106-8090                                         business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            since 1996    Executive Vice President and         112       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of PI;                       1989) of The Asia
                                                              Executive Vice President and                   Pacific Fund, Inc.
                                                              Treasurer (since January 1996)
                                                              of PI, President (since April
                                                              1999) of Prudential Investment
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996),
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-September
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

    44                                                                    45

   Prudential Sector Funds, Inc.     Prudential Utility Fund
                                     www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                Position        Office***                                     Fund Complex            Other
                                with the        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         Company       of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
*David R. Odenath, Jr. (45)     President       since 1999    President, Chief Executive           115
                                and Director                  Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

*Judy A. Rice (55)              Vice            since 2000    Executive Vice President             111
                                President                     (since 1999) of PI; formerly
                                and Director                  various positions to Senior
                                                              Vice President (1992-1999),
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the Officers of the Company who are not also Directors is set forth below.
       Officers

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       since 1998    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

Maria G. Master (32)            Secretary       since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; formerly
                                                              Financial/Economic Analyst
                                                              with the Federal Reserve Bank
                                                              of New York (April 1999-July
                                                              2001), Associate Attorney of
                                                              Swidler Berlin Shereff
                                                              Friedman LLP (March 1997-April
                                                              1999) and Associate Attorney
                                                              of Riker, Danzig, Scherer,
                                                              Hyland & Perretti LLP (August
                                                              1995-March 1997).

    46                                                                    47

    Prudential Sector Funds, Inc.     Prudential Utility Fund
                                      www.prudential.com    (800) 225-1852

             Management of the Company (Unaudited) Cont'd.

                                                 Term of
                                Position        Office***
                                with the        and Length        Principal Occupations
Name, Address** and Age         Company       of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Assistant       since 2002    Vice President and Chief Legal
                                Secretary                     Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Maryanne Ryan (38)              Anti-Money      since 2002    Vice President, Prudential
                                Laundering                    (since November 1998; First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998)

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Adviser (Jennison Associates LLC)
      or the Distributor (Prudential Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or
      Officer.
 **** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Company's Directors is included in the Company's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    48                                                                    49

Prudential Sector Funds, Inc.    Prudential Utility Fund

Class A    Growth of a $10,000 Investment

                    (CHART)

Average Annual Total Returns as of 11/30/02
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     -27.79%      -1.27%        6.57%         7.19%
Without Sales Charge  -23.99%      -0.25%        7.12%         7.62%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Utility Fund (Class A shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) and the Standard & Poor's 500
Utility Total Return Index (S&P Utility TR
Index) by portraying the initial account values at the beginning of the ten-year period of Class A shares (November 30, 1992) and the account values at the end of the current fiscal year (November 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500
Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
Utility TR Index is an unmanaged, market capitalization-weighted index representing 3 utility groups, and within the 3 groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 11/30/02

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -28.16%      -1.10%        6.33%         12.29%
Without Sales Charge   -24.44%      -0.98%        6.33%         12.29%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past ten years. The graph compares a $10,000 investment in the Prudential Utility Fund (Class B shares) with a similar investment in the S&P 500
Index and the S&P Utility TR Index by
portraying the initial account values at the beginning of the ten-year period of Class B shares (November 30, 1992) and the account values at the end of the current fiscal year
(November 30, 2002), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on November 30, 2002; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500
Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
Utility TR Index is an unmanaged, market capitalization-weighted index representing 3 utility groups, and within the 3 groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

Prudential Sector Funds, Inc.    Prudential Utility Fund

Class C     Growth of a $10,000 Investment

                     (CHART)

Average Annual Total Returns as of 11/30/02

                        One Year  Five Years    Ten Years    Since Inception
With Sales Charge       -25.94%    -1.18%         N/A           5.76%
Without Sales Charge    -24.44%    -0.98%         N/A          5.89%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Utility Fund (Class C shares) with a similar investment in the S&P 500
Index and the S&P Utility TR Index by
portraying the initial account values at the commencement of operations of Class C shares
(August 1, 1994) and the account values at the end of the current fiscal year (November
30, 2002), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on November 30, 2002; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S.
companies. It gives a broad look at how
stock prices have performed. The S&P Utility
TR Index is an unmanaged, market
capitalization-weighted index representing 3
utility groups, and within the 3 groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

                       www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns as of 11/30/02

    One Year    Five Years    Ten Years    Since Inception
    -23.76%       0.01%          N/A           5.63%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst- year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class.
The graph compares a $10,000 investment in the Prudential Utility Fund (Class Z shares) with a similar investment in the S&P 500
Index and the S&P Utility TR Index by
portraying the initial account values at the commencement of operations of Class Z shares
(March 1, 1996) and the account values at the end of the current fiscal year (November
30, 2002), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or following the redemption of the Fund's shares. The S&P 500
Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P
Utility TR Index is an unmanaged, market capitalization-weighted index representing 3 utility groups, and within the 3 groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and 8 telephone companies. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges, operating expenses, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
    Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PRUAX    74437K814
    Class B     PRUTX    74437K822
    Class C     PCUFX    74437K830
    Class Z     PRUZX    74437K848

MF105E    IFS-A076925